                                  U.S. $300,000,000

                                ---------------------

                                   CREDIT AGREEMENT

                                     (FACILITY B)
                                ----------------------

                            Dated as of September 23, 1996

                                        among


                                ALLEGIANCE CORPORATION
                                     as Borrower


                       THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                       as Banks



                          THE FIRST NATIONAL BANK OF CHICAGO
                                 as Syndication Agent

                              NATIONSBANK OF TEXAS, N.A.
                                as Documentation Agent

                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                 as Syndication Agent

                                         and

                BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                               as Administrative Agent


                                     Arranged by

                                 BA SECURITIES, INC.

                                  TABLE OF CONTENTS


Section                                                                     PAGE
- -------                                                                     ----
                                      ARTICLE I
                                     DEFINITIONS

         SECTION 1.01.  Defined Terms.........................................1
         SECTION 1.02.  Computation of Time Periods..........................14
         SECTION 1.03.  Accounting Terms and Principles......................14

                                      ARTICLE II
                          THE SYNDICATED BORROWING FACILITY


         SECTION 2.01.  The Syndicated Borrowing Facility....................14
         SECTION 2.02.  Making the Syndicated Advances.......................15
         SECTION 2.03.  Method of Electing Interest Rates....................15

                                     ARTICLE III
                        THE COMPETITIVE BID BORROWING FACILITY


         SECTION 3.01.  The Competitive Bid Facility.........................17
         SECTION 3.02.  Competitive Bid Quote Request........................18
         SECTION 3.03.  Invitation for Competitive Bid Quotes................19
         SECTION 3.04.  Submission and Contents of Competitive Bid
                        Quotes...............................................19
         SECTION 3.05.  Notice to the Borrower...............................21
         SECTION 3.06.  Acceptance and Notice by the Borrower................21
         SECTION 3.07.  Allocation by Administrative Agent...................22
         SECTION 3.08.  Notification of Acceptances to the
                        Affected Banks.......................................22
         SECTION 3.09.  Funding of Competitive Bid Advances..................23

                                      ARTICLE IV
                                    GENERAL TERMS

         SECTION 4.01.  Illegality; Interest Rate Inadequate
                        or Unfair............................................23
         SECTION 4.02.  Effect of Notice of Borrowing;
                        Maximum Number of Borrowings.........................25
         SECTION 4.03.  Effect of Failure to Borrow or Fund..................25
         SECTION 4.04.  Facility Fees........................................26
         SECTION 4.05.  Reduction of the Commitments.........................29
         SECTION 4.06.  Repayment............................................29
         SECTION 4.07.  Interest.............................................29
         SECTION 4.08.  Additional Interest on Eurodollar
                        Rate Advances........................................31
         SECTION 4.09.  Interest on Overdue Principal........................31
         SECTION 4.10.  Interest Rate Determinations.........................31
         SECTION 4.11.  Performance of Banks' Obligations....................32
         SECTION 4.12.  Optional Prepayments.................................32
         SECTION 4.13.  Increased Costs......................................33

                                                                            PAGE
                                                                            ----

         SECTION 4.14.  Payments and Computations............................34
         SECTION 4.15.  Taxes................................................36
         SECTION 4.16.  The Notes............................................38
         SECTION 4.17.  Sharing of Payments, Etc.............................39
         SECTION 4.18.  Termination and Prepayment with
                        Respect to Any Bank..................................41
         SECTION 4.19.  Extensions of the Commitments........................44

                                      ARTICLE V
                                CONDITIONS OF LENDING

         SECTION 5.01.  Conditions Precedent to the First
                        Borrowing............................................45
         SECTION 5.02.  Conditions Precedent to Each
                        Borrowing............................................47

                                      ARTICLE VI
                            REPRESENTATIONS AND WARRANTIES

         SECTION 6.01.  Representations and Warranties
                        of  the Borrower.....................................48

                                     ARTICLE VIICOVENANTS

         SECTION 7.01.  Affirmative Covenants of the Borrower................49
         SECTION 7.02.  Negative Covenants of the Borrower...................54

                                     ARTICLE VIII
                                  EVENTS OF DEFAULT

         SECTION 8.01.  Events of Default....................................58

                                      ARTICLE IX
                               THE ADMINISTRATIVE AGENT

         SECTION 9.01.  Appointment and Authorization;
                        "Administrative Agent"...............................62
         SECTION 9.02.  Delegation of Duties.................................62
         SECTION 9.03.  Liability of Administrative Agent....................63
         SECTION 9.04.  Reliance by Administrative Agent.....................63
         SECTION 9.05.  Notice of Default....................................64
         SECTION 9.06.  Credit Decision......................................64
         SECTION 9.07.  Indemnification of Administrative
                        Agent................................................65
         SECTION 9.08.  Administrative Agent in Individual
                        Capacity.............................................66
         SECTION 9.09.  Successor Administrative Agent.......................66
         SECTION 9.10.  Other Agents.........................................66

                                                                            PAGE
                                                                            ----


                                      ARTICLE X
                                    MISCELLANEOUS

         SECTION 10.01.  Amendments, Etc.....................................67
         SECTION 10.02.  Notices, Etc........................................67
         SECTION 10.03.  No Waiver; Cumulative Remedies......................68
         SECTION 10.04.  Costs and Expenses; Indemnification.................68
         SECTION 10.05.  Right of Set-Off....................................70
         SECTION 10.06.  Binding Effect; Assignments and
                         Participations......................................70
         SECTION 10.07.  Governing Law.......................................73
         SECTION 10.08.  Execution in Counterparts...........................73
         SECTION 10.09.  Severability........................................73
         SECTION 10.10.  Entire Agreement....................................73

                                EXHIBIT AND SCHEDULES

Exhibit 2.02            Form of Notice of Syndicated Borrowing
Exhibit 2.03            Form of Notice of Interest Rate Election
Exhibit 3.02            Form of Competitive Bid Quote Request
Exhibit 3.04            Form of Competitive Bid Quote
Exhibit 3.06            Form of Notice of Competitive Bid
                        Borrowing
Exhibit 4.16(a)         Form of Syndicated Note
Exhibit 4.16(C)         Form of Competitive Bid Note
Exhibit 5.01(a)(v)(A)   Form of Opinion of Borrower's
                        General Counsel
Exhibit 5.01(a)(v)(B)   Form of Opinion of Borrower's Special
                        Counsel
Exhibit 7.01(g)(ii)     Form of Certificate of Independent
                        Accountants
Exhibit 10.06           Form of Assignment and Acceptance


Schedule 1.01           Applicable Lending Offices

                                   CREDIT AGREEMENT

                                     (FACILITY B)

                            Dated as of September 23, 1996




         This CREDIT AGREEMENT (FACILITY B) (this "AGREEMENT") dated as of September 23, 1996 is made by and among the following parties:

    (i)       ALLEGIANCE CORPORATION, a Delaware corporation (the "BORROWER"),

    (ii) the financial institutions listed on the signature pages of this Agreement under the heading "Banks" (such financial institutions, and any successor financial institution that becomes a party to this Agreement pursuant to SECTION 4.18 or 10.06, hereinafter referred to as the "BANKS"),

    (iii) THE FIRST NATIONAL BANK OF CHICAGO, as syndication agent and as a co-arranger, NATIONSBANK OF TEXAS, N.A., as documentation agent and as a co-arranger, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as syndication agent and as a co-arranger (collectively, the "CO-ARRANGERS"), and

    (iv) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BOFA"), as administrative agent hereunder (such administrative agent and any successor administrative agent appointed pursuant to SECTION
              9.09 hereinafter referred to as the "ADMINISTRATIVE AGENT").


The parties hereto agree as follows:

                                      ARTICLE I
                                     DEFINITIONS

         SECTION 1.01. DEFINED TERMS. As used in this Credit Agreement (Facility B) (this "AGREEMENT"), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "ABSOLUTE RATE" means, with respect to an Absolute Rate Advance made by a given Bank for the relevant Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Bank and accepted by the Borrower with respect to such Absolute Rate Advance.

         "ABSOLUTE RATE ADVANCE" means an Advance made or to be made by a Bank pursuant to ARTICLE III as an Absolute Rate Advance in accordance with the applicable Notice of Competitive Bid Borrowing. Each Absolute Rate Advance shall bear interest at an Absolute Rate as provided in SECTION 4.07(c).

         "ABSOLUTE RATE AUCTION" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates for Absolute Rate Advances to be extended pursuant to ARTICLE III.

         "ADJUSTED DEBT" means, at any time, (a) all Debt, MINUS (b) an amount equal to all cash and cash equivalent investments of the Borrower and its Consolidated Subsidiaries at such time, PLUS (c) any tax liability that would be due and payable by the Borrower or any of its Subsidiaries (after giving effect to any offsets or deductions available to the Borrower and its Subsidiaries) during the ninety day period immediately following and arising from the use of such cash and cash equivalent investments to reduce or repay debt obligations of the Borrower or any of its Subsidiaries, PLUS (d) to the extent not included in the computation of Debt, the aggregate outstanding investment or claim held at such time by purchasers, assignees or other transferees of (or of interests in) receivables of the Borrower and its Consolidated Subsidiaries in connection with any revolving Securitization Transaction (regardless of the accounting treatment of such Securitization Transaction).

         "ADVANCE" means a Syndicated Advance and/or a Competitive Bid Advance, as the context requires.

         "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person.

         "AGENT-RELATED PERSONS" means BofA and any successor administrative agent arising under SECTION 9.09, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "ANNIVERSARY" means, with respect to any calendar year, the date in such year which is the anniversary of the Closing Date.

         "APPLICABLE LENDING OFFICE" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of a Base

Rate Advance, such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance, and such Bank's Competitive Bid Lending Office in the case of a Competitive Bid Advance.

         "ARRANGER" means BA Securities, Inc., a Delaware corporation.

         "ATTORNEY COSTS" means and includes all fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

         "AVAILABLE COMMITMENT" means, with respect to any Bank at any time, an amount equal to (i) such Bank's Commitment at such time MINUS (ii) an amount equal to such Bank's ratable share, determined on the basis that such Bank's Commitment bears to all Commitments at such time, of the aggregate principal amount of all Competitive Bid Advances outstanding at such time.

         "BASE RATE" means, for any day, the higher of (i) the Reference Rate for such day and (ii) the sum of the latest Federal Funds Rate PLUS 0.50%.

         "BASE RATE ADVANCE" means (i) an Advance made or to be made by a Bank pursuant to SECTION 2.01, as a Base Rate Advance in accordance with the applicable Notice of Syndicated Borrowing, or pursuant to SECTION 4.01, as a Base Rate Advance in substitution for a Fixed Rate Advance, and (ii) any Advance Converted into a Base Rate Advance in accordance with SECTION 2.03 or 4.01.
Each Base Rate Advance shall bear interest as provided in SECTION 4.07(a).

         "BAXTER" means Baxter International Inc., a Delaware corporation.

         "BORROWING" means a Syndicated Borrowing and/or a Competitive Bid Borrowing, as the context requires.

         "BORROWING DATE" means a date on which an Advance is, or is proposed to be, made hereunder.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks are required or authorized by law to close in New York City or Chicago, Illinois and, if the applicable Business Day relates to any Eurodollar Advance, means such a day on which dealings are carried on in the London interbank market.

         "CLOSING DATE" means September 23, 1996.

         "COMMITMENT" means, with respect to any Bank at any time the amount indicated opposite such Bank's name on the signature pages hereof, as such amount may have been reduced as of or prior to such time pursuant to SECTION
4.05 or modified in accordance with SECTION 10.06.

         "COMPETITIVE BID ADVANCE" means an advance by a Bank to the Borrower pursuant to ARTICLE III and refers to a Eurodollar Bid Rate Advance, an Absolute Rate Advance or an advance in substitution therefor pursuant to SECTION 4.01.

         "COMPETITIVE BID BORROWING" means a borrowing consisting of Competitive Bid Advances (i) made on the same day by the Banks whose Competitive Bid Quotes in connection with a given type of auction, whether a Eurodollar Auction or an Absolute Rate Auction, shall have been accepted by the Borrower in accordance with SECTION 3.06 and (ii) having the same Interest Period.

         "COMPETITIVE BID BORROWING FACILITY" has the meaning assigned to that term in SECTION 3.01.

         "COMPETITIVE BID LENDING OFFICE" means, with respect to each Bank, the office of such Bank specified as its "Competitive Bid Lending Office" opposite its name on SCHEDULE 1.01 hereto (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent. Any Bank may from time to time by notice to the Borrower and the Administrative Agent designate separate Competitive Bid Lending Offices for its Absolute Rate Advances and its Eurodollar Bid Rate Advances, in which case all references herein to the "Competitive Bid Lending Office" of such Bank shall be deemed to refer to any one or both of such offices, as the context may require.

         "COMPETITIVE BID MARGIN" means a margin above or below the applicable Eurodollar Rate which is offered for a Eurodollar Bid Rate Advance, expressed as a percentage (rounded to the nearest 1/10,000 of 1%) to be added to or subtracted from such Eurodollar Rate.

         "COMPETITIVE BID NOTE" has the meaning assigned to that term in
SECTION 4.16(b).

         "COMPETITIVE BID QUOTE" means a Competitive Bid Quote substantially in the form of EXHIBIT 3.04 hereto, completed by a Bank and delivered by such Bank to the Administrative Agent in accordance with SECTION 3.04.

         "COMPETITIVE BID QUOTE REQUEST" means a Competitive Bid Quote Request substantially in the form of EXHIBIT 3.02 hereto, completed by the Borrower and delivered by the Borrower to the Administrative Agent in accordance with SECTION 3.02.

         "CONSOLIDATED" refers to the full consolidation of the accounts of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles, including principles of consolidation, and SECTION 1.03.

         "CONSOLIDATED CAPITALIZATION" means, at any time, the sum at such time of: (i) the Consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries, and (ii) Consolidated Adjusted Debt; PROVIDED that, at all times, Consolidated Capitalization shall be calculated without giving effect to any write-off of (or similar reduction in) goodwill relating to acquisitions made by the Borrower or any of its Consolidated Subsidiaries prior to the date on which the Distribution shall occur to the extent that, at the time such write-off is made, the aggregate amount of all such write-offs (after giving effect to such write-off) does not exceed the amount set forth below for the applicable period in which such write-off occurs:

                                                           AGGREGATE
FROM AND INCLUDING           TO BUT EXCLUDING              WRITE-OFFS
- ------------------           ----------------              ----------
Closing Date                 Anniversary in 1997           $750,000,000
Anniversary in 1997          Anniversary in 1998           $650,000,000
Anniversary in 1998          Anniversary in 1999           $550,000,000
Anniversary in 1999          Anniversary in 2000           $450,000,000
Anniversary in 2000          Anniversary in 2001           $350,000,000

         "CONSOLIDATED NET TANGIBLE ASSETS" means the total amount of assets which would be included on a Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries (and which shall reflect the deduction of applicable reserves) after deducting therefrom all current liabilities of the Borrower and its Consolidated Subsidiaries and all Intangible Assets.

         "CONVERT", "CONVERSION" and "CONVERTED" each refers to a conversion of Advances of one Type into Advances of another Type or a continuation of Advances as the same Type for an additional Interest Period, in each case pursuant to
SECTION 2.03.

         "CREDIT RATING" has the meaning assigned to that term in SECTION
4.04(a).

         "DEBT" means the sum of: (i) indebtedness for borrowed money or for the deferred purchase price of property or services carried as indebtedness on the Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, (ii) obligations of the Borrower and its Consolidated Subsidiaries as lessee under leases that, in accordance with generally accepted accounting principles, are recorded as capital leases, (iii) obligations of the Borrower and its Consolidated Subsidiaries under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) and (ii) above (other than Debt of any Subsidiary, to the extent such Debt is included in the calculation of Debt as a result of clause (i) or (ii) above) in excess of $25,000,000 in the aggregate (provided that for purposes of SECTION 8.01(e), the $25,000,000 threshold above shall not apply) and (iv) indebtedness or obligations of the kinds referred to in clauses (i), (ii) or (iii) above of the Borrower's unconsolidated Subsidiaries in excess of $200,000,000 in the aggregate. The term "Debt" shall not include the undrawn face amount of any letter of credit issued for the account of the Borrower or any of its Consolidated Subsidiaries in the ordinary course of the Borrower's or such Subsidiary's business, but shall include the reimbursement obligation owing from time to time by the Borrower or any of its Consolidated Subsidiaries in respect of drawings made under any letter of credit in the event reimbursement is not made immediately following the applicable drawing.

         "DISTRIBUTION" means the distribution by Baxter to its stockholders of all of the outstanding shares of common stock of the Borrower, which shall be a wholly-owned subsidiary of Baxter prior to giving effect thereto.

         "DOMESTIC LENDING OFFICE" means, with respect to each Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on
SCHEDULE 1.01 hereto or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

         "ENVIRONMENTAL LAWS" means federal and state laws, rules and regulations relating to the release, emission, disposal, storage and related handling of waste materials, pollutants and hazardous substances.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "EURODOLLAR ADVANCE" means any Eurodollar Rate Advance or Eurodollar Bid Rate Advance.

         "EURODOLLAR AUCTION" means a solicitation of Competitive Bid Quotes setting forth Competitive Bid Margins in relation to the applicable Eurodollar Rate for Eurodollar Bid Rate Advances to be extended pursuant to ARTICLE III.

         "EURODOLLAR BID RATE" means, with respect to a Eurodollar Bid Rate Advance made by a given Bank for the relevant Interest Period, the sum of
(a) the Eurodollar Rate applicable thereto and (b) the Competitive Bid Margin offered by such Bank and accepted by the Borrower with respect to such Eurodollar Bid Rate Advance.

         "EURODOLLAR BID RATE ADVANCE" means an Advance made or to be made by a Bank pursuant to ARTICLE III as a Eurodollar Bid Rate Advance in accordance with the applicable Notice of Competitive Bid Borrowing. Each Eurodollar Bid Rate Advance shall bear interest at a Eurodollar Bid Rate as provided in
SECTION 4.07(c).

         "EURODOLLAR LENDING OFFICE" means, with respect to each Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on SCHEDULE 1.01 hereto (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

         "EURODOLLAR MARGIN" has the meaning assigned to that term in SECTION 4.07(b).

         "EURODOLLAR RATE" means, for the Interest Period for each Eurodollar Advance comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered to the principal office of each of the Reference Banks in London, England by prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period for a period approximately equal to such Interest Period and in an amount approximately equal (i) in the case of a Eurodollar Rate Advance, to the principal amount of such Reference Bank's Eurodollar Rate Advance comprising part of such Borrowing and (ii) in the case of a Eurodollar Bid Rate Advance, to the Syndicated Reduction to occur in such Reference Bank's Available Commitment as a result of the Competitive Bid Borrowing to which such Eurodollar Bid Rate Advance relates. The Eurodollar Rate for the Interest Period for each Eurodollar Advance comprising part of the same Borrowing shall be determined by the Administrative

Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, SUBJECT, HOWEVER, to the provisions of
SECTION 4.10.

         "EURODOLLAR RATE ADVANCE" means (i) an Advance made or to be made by a Bank pursuant to SECTION 2.01, as a Eurodollar Rate Advance in accordance with the applicable Notice of Syndicated Borrowing, and (ii) any Advance Converted into a Eurodollar Rate Advance in accordance with SECTION 2.03. Each Eurodollar Rate Advance shall bear interest as provided in SECTION 4.07(b).

         "EURODOLLAR RATE RESERVE PERCENTAGE" of any Bank for the Interest Period for any Eurodollar Advance means the maximum reserve percentage applicable during such Interest Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such Interest Period) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

         "EVENTS OF DEFAULT" has the meaning assigned to that term in
SECTION 8.01.

         "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

         "FIRST BORROWING" means the initial Borrowing made by the Borrower hereunder.

         "FIXED RATE ADVANCES" means Eurodollar Rate Advances or Competitive Bid Advances (excluding Competitive Bid Advances bearing interest at the Base Rate pursuant to SECTION 4.01) or any combination of the foregoing.

         "FORM 10" means the Registration Statement on Form 10 filed by the Borrower under the Securities Exchange Act of 1934, File No. 1-11885, as it became effective as of September 20, 1996.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "INTANGIBLE ASSETS" means all assets of the Borrower and its Consolidated Subsidiaries which are treated as intangibles or goodwill in conformity with generally accepted accounting principles on the Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries.

         "INTEREST EXPENSE" means, with respect to any period, the sum (without duplication) of (i) Consolidated interest expense of the Borrower and its Consolidated Subsidiaries for such period before the effect of interest income, as reflected on the Consolidated statements of income for the Borrower and its Consolidated Subsidiaries for such period and (ii) Consolidated yield or discount accrued during such period on the aggregate outstanding investment or claim held by purchasers, assignees or other transferees of (or of interests in) receivables of the Borrower and its Consolidated Subsidiaries in connection with a revolving Securitization Transaction (regardless of the accounting treatment of such Securitization Transaction).

         "INTEREST PERIOD" means, for each Advance comprising part of the same Borrowing, the period commencing on the date of such Advance (or, in the case of any Syndicated Borrowing, on the effective date of Conversion thereof pursuant to SECTION 2.03) and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be (a) in the case of a Base Rate Advance, any number of days from 7 days to 180 days, (b) in the case of a Eurodollar Rate Advance, one, two or three weeks or one, two, three or six months, (c) in the case of a Eurodollar Bid Rate Advance, one, two or three weeks or one, two, three or six months or such other periods as the Administrative Agent and the Borrower may agree for purposes of, and prior to the issuance of, any Competitive Bid Request, and
(d) in the case of an Absolute

Rate Advance, a number of days not less than 7 days and not more than 180 days, in each case as the Borrower may select pursuant to SECTION 2.02, 2.03 or 3.02, as applicable; PROVIDED, that:

         (i) The duration of any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

         (ii) Interest Periods commencing on the same day for Advances comprising the same Borrowing shall be of the same duration;

         (iii) Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, unless, in the case of any Interest Period for a Eurodollar Advance, such extension would cause the last day of such Interest Period to occur in the next following calendar month, in which case the last day of such Interest Period shall occur on the immediately preceding Business Day; and

         (iv) If an Interest Period (other than a one, two or three week Interest Period) for a Eurodollar Advance begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), such Interest Period shall end on the last Business Day of a calendar month.

         "LOAN DOCUMENT" has the meaning assigned to that term in SECTION 9.01.

         "MAJORITY BANKS" means at any time Banks having at least 51% of the then aggregate amount of the Commitments or, if the Commitments have been terminated, holding at least 51% of the aggregate principal amount of Advances then outstanding.

         "MARGIN STOCK" has the meaning assigned to that term under Regulation U issued by the Board of Governors of the Federal Reserve System.

         "MATERIAL DEFAULT AMOUNT" means an amount equal to two percent (2%) of Consolidated Net Tangible Assets, as determined at any time by reference to the balance sheet of the Borrower and its Consolidated Subsidiaries then most recently delivered to the Banks in accordance with SECTION 7.01(g)(i) or (ii) or, if no such balance sheet has been delivered pursuant to such Sections, by reference to the combined balance sheet of the Borrower for the six month period ended June 30, 1996 set forth in the Form 10.

         "MATERIAL SUBSIDIARY" means, in the case of any specified condition or event, any Subsidiary or group of Subsidiaries (A) each of which has suffered such condition or event to occur and (B) that in the aggregate represents five percent (5%) or more of the net revenues or the Consolidated Net Tangible Assets of the Borrower and its Consolidated Subsidiaries, as reflected in the then most recent financial statements of the Borrower and its Consolidated Subsidiaries delivered pursuant to SECTION 7.01(g)(i) or (ii) or, if no such financial statements have been delivered pursuant to such Sections, in reference to the combined financial statements of the Borrower for the six month period ended June 30, 1996 set forth in the Form 10.

         "MOODY'S" means Moody's Investors Service, Inc., or its successor.

         "NOTES" has the meaning assigned to that term in SECTION 4.16(b).

         "NOTICE OF BORROWING" means a Notice of Competitive Bid Borrowing and/or a Notice of Syndicated Borrowing, as the context requires.

         "NOTICE OF COMPETITIVE BID BORROWING" has the meaning assigned to that term in SECTION 3.06.

         "NOTICE OF INTEREST RATE ELECTION" has the meaning assigned to that term in SECTION 2.03.

         "NOTICE OF SYNDICATED BORROWING" has the meaning assigned to that term in SECTION 2.02.

         "PAYMENT SHARING NOTICE" means a written notice from the Borrower or any Bank to each of the Administrative Agent and the Borrower advising that an Event of Default has occurred and is continuing and requesting that the Administrative Agent allocate payments received from the Borrower in accordance with SECTION 4.17(b).

         "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "REFERENCE BANKS" means BofA, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, and each successor financial institution that shall be designated as a Reference Bank hereunder pursuant to SECTION 4.10(c) or otherwise in accordance with this Agreement.

         "REFERENCE RATE" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.)

         "S&P" means Standard & Poor's Ratings Group, or its successor.

         "SECURED DEBT" means any Debt or other obligation or liability of the Borrower or any of its Material Subsidiaries the payment of which is secured by a Security Interest.

         "SECURITIZATION TRANSACTION" has the meaning assigned to that term in
SECTION 7.02(a)(12).

         "SECURITY INTEREST" means any lien, security interest, mortgage or other charge or encumbrance of any kind, title retention device, pledge or any other type of preferential arrangement, upon or with respect to any property of the Borrower or of any Material Subsidiary, whether now owned or hereafter acquired.

         "STATED TERMINATION DATE" means September 22, 1997 or such later date to which the Stated Termination Date shall have been extended pursuant to
SECTION 4.19.

         "SUBSIDIARY" means any entity with respect to which the Borrower alone owns, the Borrower and one or more Subsidiaries together own, or one or more Subsidiaries of the Borrower together own, in each such case directly or indirectly, capital stock (or the equivalent equity interest) having ordinary voting power to elect a majority of the members of the Board of Directors of such corporation (or, in the case of a partnership or joint venture, having the majority interest in the capital or profits of such entity).

         "SYNDICATED ADVANCE" means an advance by a Bank to the Borrower pursuant to SECTION 2.02, as the same may be converted or continued from time to time pursuant to SECTION 2.03. At any time, depending upon the interest rate selected therefor or otherwise applicable thereto in accordance with SECTION
2.03 and

4.01, a Syndicated Advance shall be either a Base Rate Advance or a Eurodollar Rate Advance.

         "SYNDICATED BORROWING" means a borrowing consisting of Syndicated Advances of the same Type made on the same day by the Banks, as the same may be converted or continued from time to time pursuant to SECTION 2.03 and after giving effect to any subsequent Conversion in connection with which a single Syndicated Borrowing may have been divided into several Syndicated Borrowings or several Syndicated Borrowings may have been combined (in whole or in part) into a single Syndicated Borrowing. An Advance substituted, pursuant to SECTION 4.01, for a Syndicated Advance made in connection with any Syndicated Borrowing shall continue to comprise a part of such Syndicated Borrowing with the same effect as if such substituted Advance were an Advance of the Type requested in the applicable Notice of Syndicated Borrowing or Notice of Interest Rate Election.

         "SYNDICATED BORROWING FACILITY" has the meaning assigned to that term in SECTION 2.01.

         "SYNDICATED NOTE" has the meaning assigned to that term in
SECTION 4.16(a).

         "SYNDICATED REDUCTION" means, with respect to any Bank at any time, the temporary reduction in such Bank's Available Commitment existing at such time as a result of clause (ii) of the definition of Available Commitment and, with respect to all Banks, the aggregate amount of such reductions existing at such time.

         "TERMINATION DATE" means, with respect to any Bank, the earlier of (i) the Stated Termination Date then in effect for such Bank and (ii) the date on which the Commitments shall have been reduced to zero or terminated in whole pursuant to the terms hereof.

         "TYPE" of Advance means (i) in the case of Syndicated Advances, Eurodollar Rate Advances or Base Rate Advances and (ii) in the case of Competitive Bid Advances, Eurodollar Bid Rate Advances or Absolute Rate Advances or any Type of Advance described in clause (i) which shall, pursuant to
SECTION 4.01, be substituted therefor.

         "UNFUNDED LIABILITIES" means, in the case of a single employer pension benefit plan which is covered by Title IV of ERISA, the amount, if any, by which the present value of all vested benefits accrued to the date of determination under such plan exceeds the fair market value of all assets of such plan allocable to such benefits as of such date, and, in the case of a multi-employer pension benefit plan, the withdrawal liability of the Borrower and its Subsidiaries.

         "UNMATURED EVENT OF DEFAULT" means any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 1.02. COMPUTATION OF TIME PERIODS. In this Agreement, when computing periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

         SECTION 1.03. ACCOUNTING TERMS AND PRINCIPLES. All accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, consistently applied (except for changes concurred in by the Borrower's independent accountants or, in the case of the financial statements required to be delivered pursuant to SECTION 7.01(g)(i), as determined by the Borrower to be required in accordance with then existing generally accepted accounting principles). If any change after the date hereof in accounting principles would have a material effect upon the results of any calculation required by or in compliance with any provision of this Agreement, then such calculation shall be made or compliance with such provision shall be determined using accounting principles in effect on the date hereof.


                                      ARTICLE II
                          THE SYNDICATED BORROWING FACILITY

         SECTION 2.01. THE SYNDICATED BORROWING FACILITY. Each Bank severally agrees, on the terms and conditions provided herein, to make Syndicated Advances to the Borrower from time to time on any Business Day during the period from the date hereof to the Termination Date in an aggregate amount not to exceed at any time outstanding the amount of such Bank's Available Commitment (the "SYNDICATED BORROWING FACILITY"). Subject to SECTION 4.01, each Syndicated Borrowing (i) shall be in an aggregate amount not less than $10,000,000 (and in integral multiples of $1,000,000 in excess thereof), (ii) shall be made on the same day from the Banks ratably according to their respective Commitments and (iii) shall consist of Syndicated Advances of the same Type. Within the limits of each Bank's Available Commitment, the Borrower may borrow Syndicated Advances under this SECTION 2.01, maintain Syndicated Advances outstanding by Converting such Syndicated Advances pursuant to SECTION 2.03, or prepay

Syndicated Advances pursuant to SECTION 4.12, and reborrow Syndicated Advances under this SECTION 2.01.

         SECTION 2.02. MAKING THE SYNDICATED ADVANCES. Each Syndicated Borrowing shall be requested by telephone (to be confirmed immediately in writing), telecopier or telex notice given by the Borrower to the Administrative Agent not later than (i) 10:00 a.m. (Chicago time) three Business Days prior to the proposed Borrowing Date, in the case of a Borrowing comprised of Eurodollar Rate Advances, and (ii) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of a Borrowing comprised of Base Rate Advances. Each notice of Syndicated Borrowing pursuant to this SECTION 2.02 (a "NOTICE OF SYNDICATED BORROWING") shall be in substantially the form of EXHIBIT 2.02 hereto, specifying the proposed Borrowing Date, Type of Syndicated Advances, aggregate amount of the proposed Syndicated Borrowing and the Interest Period for each such Syndicated Advance, and shall include such information as shall be required by SECTION 7.01(h). The Administrative Agent shall in turn promptly notify each Bank by telephone (to be confirmed immediately in writing), telecopier or telex of the date, applicable interest rate and aggregate amount of such Syndicated Borrowing and such Bank's ratable portion of such Syndicated Borrowing. Each Bank, for the account of its Applicable Lending Office, shall before 12:00 Noon (Chicago time) on the Borrowing Date specified in the notice received from the Administrative Agent pursuant to the preceding sentence, deposit such Bank's ratable portion of such Syndicated Borrowing in same day funds to the Administrative Agent's Clearing Account No. 12331-15202 (unless another account is designated by the Administrative Agent for such purpose), Reference:
Allegiance Corporation, maintained at 1850 Gateway Boulevard, Concord, California 94520. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in ARTICLE V, the Administrative Agent shall promptly make same day funds in the amount of such funds available to the Borrower, at the Administrative Agent's address provided in SECTION 10.02.

         SECTION 2.03. METHOD OF ELECTING INTEREST RATES. (a) The Advances included in each Syndicated Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Syndicated Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Syndicated Borrowing (subject in each case to the provisions of ARTICLE IV), as follows:

         (i) if such Advances are Base Rate Advances, the Borrower may elect to (A) convert such Advances to Eurodollar Rate Advances or (B) continue such Advances as Base Rate Advances, in each case effective as of any Business Day; and

         (ii) if such Advances are Eurodollar Rate Advances, the Borrower may elect to (A) convert such Advances to Base Rate Advances or (B) continue such Advances as Eurodollar Rate Advances for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Advances.

Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE ELECTION") to the Administrative Agent at least three Business Days before the conversion or continuation selected in such notice is to be effective. If the Borrower shall fail to issue a Notice of Interest Rate Election within three Business Days prior to the end of any Interest Period (unless the Borrower shall have issued a notice of prepayment in respect of the applicable Borrowing in accordance with SECTION 4.12), the Advances comprising such Borrowing shall be, as applicable, converted into or continued as Base Rate Advances having an Interest Period of 30 days. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Borrowing; PROVIDED that (i) such portion is allocated ratably among the Advances comprising such Borrowing and (ii) the portion to which such Notice of Interest Rate Election applies, and the remaining portion to which it does not apply, are each $10,000,000 or any larger multiple of $1,000,000.

         (b) Each Notice of Interest Rate Election shall be substantially in the form of EXHIBIT 2.03 hereto and shall specify:

         (i) the Borrowing (or portion thereof) to which such notice applies;

         (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of SUBSECTION (a) above;

         (iii) if the Advances comprising such Borrowing are to be converted, the next Type of Advances; and

         (iv)  the duration of the new Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of

Interest Period. Each Notice of Interest Rate Election shall be irrevocable when given by the Borrower.

         (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to SUBSECTION (a) above, the Administrative Agent shall promptly notify each Bank of the contents thereof.

         (d) Upon the occurrence, and during the continuance, of an Event of Default, the Administrative Agent may (and, at the direction of the Majority Banks, the Administrative Agent shall) suspend the ability of the Borrower to obtain Conversions of Syndicated Borrowings into Eurodollar Rate Advances, and each Conversion proposed to occur during any such period of suspension shall be a Conversion into Base Rate Advances. Upon the occurrence, and during the continuance, of an Unmatured Event of Default, the Administrative Agent may (and, at the direction of the Majority Banks, the Administrative Agent shall) suspend the ability of the Borrower to obtain Conversions of Syndicated Borrowings into Eurodollar Rate Advances having Interest Periods in excess of one month in duration, and each Conversion into any Eurodollar Rate Advance proposed to occur during any such period of suspension and proposed to have any longer Interest Period shall be a Conversion to a Eurodollar Rate Advance having an Interest Period of one month. In each case, such suspension shall become effective upon notice thereof to the Borrower and each of the Banks, and shall remain in effect until the Event of Default or Unmatured Event of Default giving rise to such notice is cured or waived.


                                     ARTICLE III
                        THE COMPETITIVE BID BORROWING FACILITY

         SECTION 3.01. THE COMPETITIVE BID FACILITY. Each Bank severally agrees, on the terms and conditions provided herein, to make available to the Borrower a competitive bid borrowing facility (the "COMPETITIVE BID BORROWING FACILITY") pursuant to which the Borrower may, from time to time on any Business Day during the period from the date hereof to the Termination Date and as otherwise set forth in this ARTICLE III, request all of the Banks or certain Banks specified by the Borrower to offer to make Competitive Bid Advances to the Borrower. Each Bank of which any such request shall be made may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offer in the manner set forth in this
ARTICLE III. The Competitive Bid Borrowing Facility is an entirely separate facility from the Syndicated Borrowing Facility; PROVIDED that the aggregate principal amount of Competitive Bid Advances outstanding at any time, together with the aggregate principal amount of Syndicated Advances outstanding at such time, shall not exceed the aggregate Commitments at such time. Within the limits and on the conditions set forth in this ARTICLE III, the Borrower may from time to time borrow, repay and reborrow under this ARTICLE III.

         SECTION 3.02. COMPETITIVE BID QUOTE REQUEST. When the Borrower wishes to request offers to make Competitive Bid Advances under this
ARTICLE III, it shall deliver to the Administrative Agent a Competitive Bid Quote Request by telephone (confirmed immediately in writing), telecopier or telex so as to be received no later than (x) 10:00 a.m. (Chicago time) at least four Business Days prior to the Borrowing Date proposed therein, in the case of a Eurodollar Auction or (y) 10:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Banks, such other time and date as the Borrower and the Administrative Agent may agree), specifying:

         (a) the proposed Borrowing Date, which shall be a Business Day, for the proposed Competitive Bid Advances,

         (b) the aggregate principal amount of such Competitive Bid Advances, which aggregate principal amount shall be not less than $2,000,000 or an integral multiple of $500,000 in excess thereof;

         (c) whether the Competitive Bid Quotes requested are to set forth a Competitive Bid Margin or an Absolute Rate, or both,

         (d)  the Interest Period applicable thereto, and

         (e) if fewer than all Banks are to be solicited, the names of the Banks to be solicited; PROVIDED that the Borrower shall not specify fewer than all of the Banks, and the Administrative Agent shall reject any Competitive Bid Quote Request that specifies fewer than all of the Banks, if the aggregate principal amount of all Competitive Bid Advances which will be outstanding after giving effect to the Competitive Bid Advances requested in such Competitive Bid Quote Request and which shall have been made in response to one or more Competitive Bid Quote Requests that specified fewer than all of the Banks exceeds $500,000,000.

         The Borrower may request offers to make Competitive Bid Advances for more than one Interest Period, but not more than 19 five Interest Periods, in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within five Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the format of EXHIBIT 3.02 hereto shall be rejected, and the Administrative Agent shall promptly notify the Borrower of such rejection by telephone, telex, or telecopy.

         SECTION 3.03. INVITATION FOR COMPETITIVE BID QUOTES. The Administrative Agent shall (a) promptly upon receipt of a Competitive Bid Quote Request that is not rejected pursuant to SECTION 3.02, and in any event not later than (i) 11:00 a.m. (Chicago time) on the date of receipt of a Competitive Bid Quote Request, in the case of a Eurodollar Auction, and (ii) 11:00 a.m. (Chicago time) on the date of receipt of a Competitive Bid Quote Request, in the case of an Absolute Rate Auction, provide to each applicable Bank by telex or telecopy a copy of such Competitive Bid Quote Request or a summary of the contents thereof. If, pursuant to SECTION 3.02, the Borrower and the Administrative Agent shall agree as to times for the delivery of a Competitive Bid Quote Request other than those set forth in SECTION 3.02, and shall notify the Banks thereof, such notice to the Banks shall set forth in addition any changes in the times set forth in this SECTION 3.03. A Competitive Bid Quote Request shall not be revocable at any time after the Administrative Agent's notice to the Banks by telephone of such Competitive Bid Quote Request.

         SECTION 3.04. SUBMISSION AND CONTENTS OF COMPETITIVE BID QUOTES. (a) Each Bank receiving notice of a Competitive Bid Quote Request from the Administrative Agent pursuant to SECTION 3.03 may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Advances in response to such Competitive Bid Quote Request. Each Competitive Bid Quote must comply with the requirements of this SECTION 3.04 and must be submitted to the Administrative Agent by telex or telecopy at its offices specified in or pursuant to SECTION 10.02 not later than (x) 11:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (y) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Banks, such other time and date as the Borrower and the Administrative Agent may agree); PROVIDED that Competitive Bid Quotes submitted by BofA or any Affiliate thereof may be submitted, and may only be submitted, if the Administrative Agent or BofA or such Affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than fifteen minutes prior to the time all other Banks are required hereunder to submit Competitive Bid Quotes to the Administrative Agent.

Subject to ARTICLES V and VIII, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent and the Borrower.

         (b)  Each Competitive Bid Quote shall be in substantially the form of
EXHIBIT 3.04 hereto and shall in any case specify:

         (i) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Competitive Bid Quote Request;

         (ii) the principal amount of the Competitive Bid Advance for which each such offer is being made, which principal amount (1) may be greater than, less than or equal to the Commitment of the quoting Bank, (2) must be at least $2,000,000 or an integral multiple of $500,000 in excess thereof, (3) may not exceed the aggregate principal amount of Competitive Bid Advances for which offers were requested and
    (4) must be identified with an Interest Period specified in the applicable Competitive Bid Quote Request;

         (iii) in the case of a Eurodollar Auction, the Competitive Bid Margin offered for each such Competitive Bid Advance;

         (iv) in the case of an Absolute Rate Auction, the Absolute Rate offered for each such Competitive Bid Advance;

         (v)    the identity of the quoting Bank; and

         (vi) if the quoting Bank shall therein make offers with respect to more than one Type of Competitive Bid Advance, or at several rates or for several Interest Periods, in each case as shall have been requested by the Borrower in the applicable Competitive Bid Quote Request, the maximum aggregate principal amount with respect to all such Competitive Bid Advances that such Bank shall be willing to extend to the Borrower on such proposed Borrowing Date.

         (c) The Administrative Agent shall reject any Competitive Bid Quote that:

         (i) is not substantially in the form of EXHIBIT 3.04 hereto or does not specify all of the information required by SECTION 3.04(b);

         (ii) contains qualifying, conditional or similar language, other than any such language contained in EXHIBIT 3.04;

         (iii) proposes terms other than or in addition to those set forth in the applicable Competitive Bid Quote Request; or

         (iv)   arrives after the time set forth in SECTION 3.04(a).

If any Competitive Bid Quote shall be rejected pursuant to this SECTION 3.04(c), the Administrative Agent shall notify the relevant Bank of such rejection as soon as practical.

         SECTION 3.05. NOTICE TO THE BORROWER. The Administrative Agent shall promptly notify the Borrower of the terms (i) of any Competitive Bid Quote submitted by a Bank that is in accordance with SECTION 3.04 and (ii) of any Competitive Bid Quote submitted by a Bank which amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Bank with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Administrative Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Advances for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Competitive Bid Margins or Absolute Rates, as the case may be, so offered.

         SECTION 3.06.  ACCEPTANCE AND NOTICE BY THE BORROWER.  Not later than
(x) 12:00 noon (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of Eurodollar Auction or (y) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Banks, such other time and date as the Borrower and the Administrative Agent may agree), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of any or all of the offers so notified to it pursuant to SECTION 3.05; PROVIDED, however, that the failure by the Borrower to give such notice to the Administrative Agent with respect to any such offer shall be deemed to be a rejection of such offer. In the case of acceptance, such notice (a "NOTICE OF COMPETITIVE BID BORROWING") shall be substantially in the form of EXHIBIT 3.06 hereto and shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part; PROVIDED that:

         (a) the aggregate principal amount of Competitive Bid Advances may not exceed the applicable amount set forth in the related
    Competitive Bid Quote Request,

         (b) acceptance of offers may only be made on the basis of ascending Competitive Bid Margins or Absolute Rates, as the case may be, starting with the lowest and continuing with the next lowest until offers in the aggregate amount specified by the Borrower for acceptance shall have been accepted, and

         (c)  the Borrower may not accept any offer that is described in
    SECTION 3.04(c) or that otherwise fails to comply with the requirements of this Agreement.

         SECTION 3.07. ALLOCATION BY ADMINISTRATIVE AGENT. If offers are made by two or more Banks with the same Competitive Bid Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers remain to be accepted, as specified by the Borrower, for the related Interest Period (after giving effect to the acceptance of all offers made at lower rates), the principal amount of Competitive Bid Advances in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Banks as nearly as possible (in such multiples, not greater than $500,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers. Allocations by the Administrative Agent of the amounts of Competitive Bid Advances shall be conclusive in the absence of manifest error.

         SECTION 3.08.  NOTIFICATION OF ACCEPTANCES TO THE  AFFECTED BANKS.
The Administrative Agent shall (a) promptly following its receipt of a Notice of Competitive Bid Borrowing and in any event not later than (x) 12:30 p.m. (Chicago time), in the case of a Eurodollar Auction or (y) 10:30 a.m. (Chicago time), in the case of an Absolute Rate Auction, on the date of its receipt of such Notice of Competitive Bid Borrowing, provide notice by telephone to each Bank that has made a Competitive Bid Quote of the extent to which its offer or offers have been accepted, specifying in such notice the principal amount of each Competitive Bid Advance in respect of which such Competitive Bid Quote has been accepted, the Interest Period therefor and the Competitive Bid Margin or Absolute Rate therefor, as applicable and (b) promptly thereafter provide notice to such Banks by telex or telecopy confirming the same. If, pursuant to
SECTION 3.06, the Borrower and the Administrative Agent shall agree as to times for the delivery of a Notice of Competitive Bid Borrowing other than those set forth in SECTION 3.06, and shall notify the Banks thereof, such notice to the Banks shall set forth in addition any changes in the times set forth in this
SECTION 3.08.

         SECTION 3.09. FUNDING OF COMPETITIVE BID ADVANCES. Each Bank that is to make a Competitive Bid Advance in connection with any Notice of Competitive Bid Borrowing shall, before 12:00 Noon (Chicago time) on the first day of the Interest Period therefor specified in the notice from the Administrative Agent delivered pursuant to SECTION 3.08, deposit the amount of each of such Bank's Competitive Bid Advances in same day funds to the Administrative Agent's Account No. 12331-15202 (unless another account is designated by the Administrative Agent for such purpose), Reference: Allegiance Corporation, maintained at 1850 Gateway Boulevard, Concord, California 94520. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in ARTICLE V, the Administrative Agent shall promptly make same day funds in the aggregate amount of such Competitive Bid Advances available to the Borrower, at the Administrative Agent's address provided in SECTION 10.02. Promptly following each Competitive Bid Advance, the Administrative Agent shall notify each Bank of the amount thereof, the consequent Syndicated Reduction and the Interest Periods for such Competitive Bid Advances.

                                      ARTICLE IV
                                    GENERAL TERMS

         SECTION 4.01. ILLEGALITY; INTEREST RATE INADEQUATE OR UNFAIR. The obligation of each Bank to extend an Advance on the date therefor is subject to the following:

         (a) If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Eurodollar Lending Office) to make, maintain or fund its Eurodollar Advances, such Bank shall so notify the Administrative Agent. The Administrative Agent and such Bank shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make (or to Convert other Advances into) Eurodollar Advances shall be suspended and each Eurodollar Advance which such Bank shall thereafter be required to make hereunder (or Convert into) shall be made as (or Converted into) a Base Rate Advance, which Base Rate Advance shall be made (or Converted) on the same day and have the same Interest Period as the Eurodollar Advances made (or Converted into) by the other Banks and comprising the balance of such Borrowing. If such Bank (A) shall determine that it may not lawfully continue to maintain and fund any of its outstanding Eurodollar Advances to the last day of the Interest Period therefor and (B) shall so specify in a written notice to the Borrower and the Administrative Agent, the Borrower shall immediately Convert in full the then outstanding principal amount of each such Eurodollar Advance into a Base Rate Advance in an equal principal amount (on which interest and principal shall be payable contemporaneously with the related Eurodollar Advances of the other Banks).

         (b) Subject to SECTION 4.10(c), if by the Business Day before the first day of any Interest Period in respect of a Borrowing to consist of Eurodollar Advances less than two Reference Banks furnish timely information to the Administrative Agent for determining the Eurodollar Rate for Eurodollar Advances comprising such Borrowing, the Administrative Agent shall by 12:00 Noon (Chicago time) on such Business Day notify the Borrower of such event, and the right of the Borrower to select Eurodollar Advances for such Borrowing or any subsequent Borrowing (and the right of the Borrower to Convert Advances into Eurodollar Rate Advances) shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist. The obligation of the Banks to make Eurodollar Advances in connection with such Notice of Borrowing shall thereupon terminate, and each Bank obligated to participate in such Borrowing shall extend a Base Rate Advance to the Borrower in lieu of the originally requested Eurodollar Advance, which Base Rate Advance shall be made on the date specified in the original Notice of Borrowing and shall have an Interest Period which is co-extensive with the Interest Period originally requested. In the case of an outstanding Notice of Interest Rate Election at the time any such suspension shall occur, such Notice shall be deemed amended, without any further action on the part of the Borrower, to request that the Syndicated Advances specified therein be Converted to Base Rate Advances.

         (c) If the Majority Banks (or, in the case of a Competitive Bid Borrowing comprised of Eurodollar Bid Rate Advances, Banks selected to make at least 51% of the aggregate principal amount of such Advances) shall, by 11:00 a.m. (Chicago time) on the Business Day before the first day of any Interest Period in respect of a Borrowing to consist of Eurodollar Advances, notify the Administrative Agent and the Borrower (setting forth in writing the reasons therefor) that the Eurodollar Rate for Eurodollar Advances comprising such Borrowing will not adequately reflect the cost to such Banks of making or funding their respective Eurodollar Advances for such Borrowing or Conversion, the right of the Borrower to select Eurodollar Advances for such Borrowing or Conversion and any subsequent Borrowing or Conversion shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist. The obligation of the Banks to make Eurodollar Advances in connection with such Notice of Borrowing shall thereupon terminate and each Bank obligated to participate in such Borrowing shall extend a Base Rate Advance to the Borrower in lieu of the originally requested Eurodollar Advance, which Base Rate Advance shall be made on the date specified in the original Notice of Borrowing and shall have an Interest Period which is co-extensive with the Interest Period originally requested. In the case of an outstanding Notice of Interest Rate Election at the time any such suspension shall occur, such Notice shall be deemed amended, without any further action on the part of the Borrower, to request that the Syndicated Advances specified therein be Converted to Base Rate Advances.

         SECTION 4.02. EFFECT OF NOTICE OF BORROWING; MAXIMUM NUMBER OF BORROWINGS. (a) Subject to SECTION 4.01, each Notice of Borrowing and Notice of Interest Rate Election shall be irrevocable and binding on the Borrower. In the event that a Notice of Borrowing or Notice of Interest Rate Election is made by telephone and the written confirmation thereof differs in any respect from such telephone notice, the information contained in the telephone notice or the written confirmation, as the case may be, upon which the Administrative Agent shall have relied, as evidenced by its corresponding notice to the Banks, shall control for purposes of Advances to be made or Converted under this Agreement.

         (b) A Notice of Borrowing shall be rejected by the Administrative Agent, and the Banks shall have no obligation to extend any Advances that may be requested in such Notice of Borrowing, if after giving effect to the Borrowing requested in such Notice of Borrowing there would then be more than twenty-six Borrowings outstanding (whether Syndicated Borrowings, Competitive Bid Borrowings or any combination of the foregoing).

         SECTION 4.03. EFFECT OF FAILURE TO BORROW OR FUND. (a) In the case of any Borrowing which the related Notice of Borrowing (or Notice of Interest Rate Election) specifies is to be comprised of (or continued as or converted to) Fixed Rate Advances, the Borrower shall indemnify each Bank against all direct out-of-pocket losses and reasonable expenses incurred by such Bank as a result of any failure by the Borrower to borrow, continue or convert such Borrowing or Advance in the manner specified in the applicable notice or to fulfill on or before the date specified for such Borrowing the applicable conditions set forth in ARTICLE V to the extent of all direct out-of-pocket losses and reasonable expenses incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the Advance to be made by such Bank as part of such Borrowing when such Advance, as a result of such failure, is not made on such date. The Borrower shall not be liable to any Bank under this SECTION 4.03(a) with respect to consequential damages arising or incurred by such Bank in connection with the Borrower's failure to fulfill timely the applicable conditions set forth in ARTICLE V.

         (b) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing (or, in the case of any Borrowing comprised of Base Rate Advances, prior to 12:00 Noon (Chicago time) on the date of such Borrowing) that such Bank will not make available to the Administrative Agent such Bank's ratable portion of such Borrowing, the Administrative Agent may assume that such Bank has made such portion available to the Agent on the date of such Borrowing in accordance with the terms of SECTION 2.02 or
SECTION 3.09, as applicable, and the Administrative Agent may, in reliance upon such assumption make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such ratable portion available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and
(ii) in the case of such Bank, at the Federal Funds Rate, for each of the first three days such amount is owed, and at the Base Rate thereafter. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Advance as part of such Borrowing for purposes of this Agreement.

         (c) The failure of any Bank to make the Advance to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank on the date of any Borrowing.

         SECTION 4.04.  FACILITY FEES AND CERTAIN CREDIT RATING DETERMINATIONS.
(a) FACILITY FEES. The Borrower agrees to pay to the Administrative Agent for the account of each Bank a facility fee at the respective rates per annum set forth below on the average daily amount of such Bank's Commitment. The applicable rate for any period shall be determined on the basis of the publicly announced ratings ("CREDIT RATINGS") by Moody's and S&P on the Borrower's senior non-credit-enhanced unsecured indebtedness during such period (or, if no rated senior non-credit-enhanced unsecured indebtedness is then outstanding, the indicative ratings issued by Moody's and S&P with respect to senior non-credit-enhanced unsecured long-term indebtedness of the Borrower in effect during such period), the applicable rate to change when and as such Credit Ratings change.


Level    Credit Ratings                          Facility Fee
- -----    --------------                          ------------
 1.      Credit Ratings are A3 or
         better by Moody's or A- or
         better by S&P                                .06%

 2.      Level 1 shall not apply, and
         Credit Ratings are Baa1 or
         better by Moody's or BBB+
         or better by S&P                             .08%

 3.      Neither Level 1 nor Level 2
         shall apply, and Credit Ratings
         are Baa2 or better by Moody's
         or BBB or better by S&P                      .09%

 4.      None of Levels 1, 2 or 3
         shall apply, and Credit
         Ratings are Baa3 or better by
         Moody's or BBB- or better by
         S&P                                          .10%

 5.      Credit Ratings are below Baa3
         by Moody's and BBB- by S&P                   .20%


The facility fee described in this SECTION 4.04(a) shall accrue from and including the date hereof to but excluding the Termination Date or, in the case of any Bank, the earlier date of reduction to zero of such Bank's Commitment hereunder, and shall be payable quarterly during the term of each Bank's Commitment hereunder, in arrears, not later than the last day of each January, April, July and October, commencing October 31, 1996 and, in the case of each Bank, on the date such Bank's Commitment shall be reduced to zero.

         (b) CREDIT RATING DETERMINATIONS. For purposes of determining the applicable facility fee with respect to any period and the Eurodollar Margin with respect to any Interest Period:

         (i) Any change in a Credit Rating shall be deemed to become effective on the date of public announcement thereof (or, in the case of indicative ratings, the date of issuance thereof) and shall remain in effect until the date of public announcement that such rating shall no longer be in effect (or, in the case of any indicative rating, the issuance of other evidence of the revocation thereof or a change therein by the applicable rating agency);

         (ii) If, during any period, only one of Moody's and S&P shall have announced a Credit Rating, the Level immediately below (i.e., resulting in higher pricing for the Borrower) the Level in which such Credit Rating falls shall apply;

         (iii) If, during any period, neither Moody's nor S&P shall have announced a Credit Rating, the Credit Rating shall (subject to CLAUSE
    (V) below) be deemed to be below Baa3 (Moody's) and BBB- (S&P), respectively, during such period;

         (iv) If, during any period that both Moody's and S&P have announced a Credit Rating, such Credit Ratings (subject to CLAUSE (v) below) fall within different Levels under SECTION 4.04(a) or SECTION 4.07(b), then (A) in the case of a differential of one Level, the Level resulting in the lower pricing for the Borrower shall apply (unless one of the Credit Ratings is BB or lower or Ba2 or lower, in which case Level 5 will apply) and (B) in the case of a differential of two or more Levels, the Level immediately following the Level that would have resulted in the lower pricing shall apply; and

         (v) The Borrower may substitute Duff & Phelps (or another nationally recognized rating agency acceptable to the Majority Banks) for Moody's or S&P (A) at any time during any period in which either CLAUSE
    (iii) or (iv) above shall apply or the proviso to the definition of "Eurodollar Margin" in SECTION 4.07(b) shall apply; PROVIDED that in the case of CLAUSE (iv) or the proviso in SECTION 4.07(b), such substitution may be made only in respect of the rating agency that shall have issued the lower of the two ratings then in effect from Moody's and S&P; and (B) at any other time with the prior written consent of the Majority Banks. Any Credit Rating assigned by a substitute credit rating agency, prior to the determination of the facility fee for the period during which such Credit Rating shall be in effect or the determination of the Eurodollar Margin with respect to any Interest Period, shall be converted to the nationally recognized equivalent thereof under the rating system employed by Moody's or S&P, as applicable.

         (c) ARRANGEMENT AND AGENCY FEES. The Borrower agrees to pay to the Administrative Agent, each Co-Arranger and the Arranger such fees at such times and in such amounts as are mutually agreed to from time to time by the Borrower and the Administrative Agent, each Co-Arranger or the Arranger, as the case may be.

         SECTION 4.05. REDUCTION OF THE COMMITMENTS. The Borrower may, upon at least two (2) Business Days' written notice to the Administrative Agent, terminate in whole or reduce ratably in part the respective Commitments of the Banks; PROVIDED that (i) any such reduction shall not exceed an aggregate amount equal to the unused portions of the respective Available Commitments of the Banks at such time, and (ii) in the case of any partial reduction of the Commitments, such partial reduction shall be in an aggregate amount not less than the lesser of (A) $10,000,000 (or an integral multiple of $1,000,000 in excess thereof) and (B) the aggregate amount at such time of the unused portions of the respective Available Commitments.

         SECTION 4.06. REPAYMENT. Each Syndicated Advance shall mature, and the principal amount thereof shall be due and payable, on the Termination Date. Each Competitive Bid Advance shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period therefor.

         SECTION 4.07. INTEREST. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Bank from the date of such Advance until such principal amount shall be paid in full at the following rates per annum:

         (a) BASE RATE ADVANCES. If such Advance is a Base Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the Base Rate in effect from time to time, payable quarterly in arrears on the last day of January, April, July and October and on the Termination Date.

         (b) EURODOLLAR RATE ADVANCES. If such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the Eurodollar Rate for such Interest Period PLUS the Eurodollar Margin as in effect from time to time, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the date during such Interest Period which occurs three months after the first day of such Interest Period.

         "EURODOLLAR MARGIN" means, at any time, the applicable rate per annum set forth in the table below, determined in accordance with SECTION 4.04(b) on the basis of the Credit Ratings in effect at such time:

                                                 Eurodollar
Level    Credit Ratings                          Margin
- -----    --------------                          ------
 1.      Credit Ratings are A3 or
         better by Moody's or A- or
         better by S&P                           .170%

 2.      Level 1 shall not apply, and
         Credit Ratings are Baa1 or
         better by Moody's or BBB+
         or better by S&P                        .220%

 3.      Neither Level 1 nor Level 2
         shall apply, and Credit Ratings
         are Baa2 or better by Moody's
         or BBB or better by S&P                 .235%

 4.      None of Levels 1, 2 or 3
         shall apply, and Credit
         Ratings are Baa3 or better by
         Moody's or BBB- or better by
         S&P                                     .275%

 5.      Credit Ratings are below Baa3
         by Moody's and BBB- by S&P              .450%

PROVIDED, that if at any time one Credit Rating is Baa3 or BBB- and the other Credit Rating is Ba1 or BB+, then the applicable Eurodollar Margin at such time for Level 4 shall be .325%.

         (c) COMPETITIVE BID ADVANCES. Subject to SECTION 4.01, if such Advance is a Competitive Bid Advance, a rate per annum equal (i) in the case of an Absolute Rate Advance, to the Absolute Rate that shall have been offered by such Bank pursuant to SECTION 3.04 in its Competitive Bid Quote related thereto and accepted by the Borrower pursuant to SECTION 3.06 in its Notice of Competitive Bid Borrowing related thereto and

(ii) in the case of a Eurodollar Bid Rate Advance, to the Eurodollar Bid Rate calculated on the basis of the Competitive Bid Margin that shall have been offered by such Bank pursuant to SECTION 3.04 in its Competitive Bid Quote related thereto and accepted by the Borrower pursuant to SECTION 3.06 in its Notice of Competitive Bid Borrowing related thereto, in each case payable on the last day of the applicable Interest Period and, if such Interest Period has a duration of more than 90 days or three months, as the case may be, on each day which occurs during such Interest Period every 90 days or three months, as the case may be, from the first day of such Interest Period.

         SECTION 4.08. ADDITIONAL INTEREST ON EURODOLLAR RATE ADVANCES. The Borrower shall pay to each Bank, so long as such Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Bank, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times during the Interest Period for such Advance to the remainder obtained by subtracting (i) the Eurodollar Rate for such Interest Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Bank and notified in writing to the Borrower through the Administrative Agent. Such determination shall be binding for all purposes in the absence of manifest error; PROVIDED that no challenge to such determination may be made by the Borrower after the sixtieth day following delivery of such notification to the Borrower.

         SECTION 4.09. INTEREST ON OVERDUE PRINCIPAL. If any amount of principal is not paid when due (whether at stated maturity, by acceleration or otherwise), that amount of principal shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2% per annum above the Base Rate in effect from time to time.

         SECTION 4.10. INTEREST RATE DETERMINATIONS. (a) Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate. Subject to SUBSECTION (c) of this Section, if any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for determination of any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

         (b) The Administrative Agent shall give prompt notice to (i) the Borrower and the Banks, of any applicable interest rate determined by the Administrative Agent for purposes of SECTION 4.07 and the applicable rate, if any, furnished by each Reference Bank for determining the applicable interest rate under SECTION 4.07(b) and (ii) the Borrower and each Bank that is to make a Eurodollar Bid Rate Advance in connection with any Notice of Competitive Bid Borrowing, of the applicable rate, if any, furnished by each Reference Bank for determining the applicable Eurodollar Bid Rate with respect to such Eurodollar Bid Rate Advance.

         (c) If any Reference Bank shall fail to furnish timely information to the Administrative Agent for determining the Eurodollar Rate with respect to any requested Borrowing, the Borrower shall be entitled to designate one or more of the other Banks hereunder as successor Reference Banks. Each such designation shall be subject to the consent of the Majority Banks, which consent shall not be unreasonably withheld. Upon such consent, the affected Reference Bank shall cease to be a Reference Bank hereunder and each successor Reference Bank shall be a Reference Bank for all purposes of this Agreement until such time as either
(i) such Reference Bank shall no longer be a Bank hereunder or (ii) the Borrower shall replace such Reference Bank pursuant to this SECTION 4.10(c).

         SECTION 4.11. PERFORMANCE OF BANKS' OBLIGATIONS. Each Bank shall use commercially reasonable efforts to keep apprised of all events and circumstances
(a) that would excuse or prohibit such Bank from performing its obligation to make (or to Convert Advances into) Eurodollar Rate Advances hereunder pursuant to SECTION 4.01(a) or (b) that would permit such Bank to demand increased costs pursuant to SECTION 4.13. Such Bank shall, as soon as practicable after becoming aware of any such event or circumstance, use commercially reasonable efforts, to the extent permitted by law, to perform its obligations to make Eurodollar Advances through another office or lending office, and with respect to increased costs, to reduce such increased costs (if the use of such other office or lending office or such reduction would not adversely affect the performance of such obligations or repayment of the Advances or result in any increased cost, loss, liability or other disadvantage to such Bank in such Bank's good faith judgment), in either case if by taking the action contemplated by the foregoing, such event or circumstance would cease to exist.

         SECTION 4.12. OPTIONAL PREPAYMENTS. (a) The Borrower may, upon notice to the Administrative Agent, given not later than (x) in the case of a Eurodollar Rate Advance, 10:00 a.m. (Chicago time) on the third Business Day prior to the proposed 33 date of prepayment and (y) in the case of a Base Rate Advance, not later than 9:00 a.m. (Chicago time) on the proposed date of prepayment, in each case by telephone (to be confirmed immediately in writing), telecopier or telex, stating in such notice the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Syndicated Advances made as part of the same Syndicated Borrowing in whole or, in the case of a Syndicated Borrowing comprised solely of Base Rate Advances, ratably in part, in each case by paying the principal amount to be prepaid together with accrued interest thereon and other amounts then due and owing, if any, hereunder to the date of prepayment; PROVIDED that each partial prepayment shall be in an amount not less than $10,000,000 and in an integral multiple of $1,000,000. Each such optional prepayment of a Syndicated Borrowing shall be applied to prepay ratably the Syndicated Advances of the several Banks included in such Syndicated Borrowing. If the Borrower prepays any Syndicated Borrowing consisting of Eurodollar Rate Advances on any day other than the last day of an Interest Period for such Syndicated Borrowing, the Borrower shall reimburse each Bank for the losses, costs and expenses contemplated in SECTION 10.04(b). The Borrower may not, unless otherwise required hereunder, prepay any Competitive Bid Advance without the consent of the Bank which shall have extended such Competitive Bid Advance.

         (b)  Upon receipt of a notice of prepayment pursuant to this
SECTION 4.12, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share, if any, of such prepayment. In the event the Borrower and a Bank agree to the prepayment to such Bank of a Competitive Bid Advance, and such prepayment is made, the Borrower thereupon shall notify the Administrative Agent and the Administrative Agent shall promptly notify the other Banks thereof.

         SECTION 4.13.  INCREASED COSTS.  Subject to SECTION 4.11, if:

         (a) due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing or committing to make or making, funding or maintaining any Advances hereunder; or

         (b) either (i) the introduction of or any change in or in the interpretation of any law, rule, regulation or guideline adopted after the date hereof and arising out of the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" or (ii) compliance by any Bank with any law or regulation, or with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and such Bank determines that the amount of such capital is increased by or based upon the existence of such Bank's commitment to lend hereunder and other commitments of this type, or upon the making or funding of its Advances hereunder, then the Borrower shall from time to time, upon 15 days' written demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank additional amounts sufficient to (i) in the case of any of the events described in CLAUSE (a) above, reimburse such Bank for such increased cost, such increased cost to be determined by such Bank using its customary methods therefor (and, if such Bank uses from time to time more than one such method, the method chosen for application hereunder shall be that method which most accurately determines such increased cost), and
(ii) in the case of any of the events described in CLAUSE (b) above, compensate such Bank in light of such circumstances, to the extent such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's commitment to lend or maintain Advances hereunder. A certificate as to any such amount (demonstrating, in reasonable detail, the calculations used by such Bank to determine such amount), submitted to the Borrower and the Administrative Agent by such Bank, shall be conclusive and binding for all purposes in the absence of manifest error; PROVIDED that no challenge to such determination may be made by the Borrower after the sixtieth day following delivery of such notification to the Borrower.

         SECTION 4.14. PAYMENTS AND COMPUTATIONS. (a) The Borrower shall make each payment hereunder and under the Notes not later than 12:00 noon (Chicago time) on the day when due in U.S. Dollars to the Administrative Agent in same day funds. The

Administrative Agent is hereby authorized to charge the Borrower's account with the Administrative Agent, after notice to the Borrower of the amount to be charged, for each payment of principal, interest and fees as such payment becomes due. The Administrative Agent will promptly thereafter (but in no event later than the next Business Day) cause such funds to be distributed ratably (unless otherwise contemplated herein) to the Banks for the account of their respective Applicable Lending Offices, in each case to be applied in accordance with the terms of this Agreement.

         (b) All computations of interest based on the Base Rate shall, to the extent such Base Rate is determined by reference to the Reference Rate, be made on the basis of a year of 365 or 366 days, as the case may be, and all other calculations of interest and facility fees shall be made on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or facility fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes in the absence of manifest error. No challenge to any determination by the Administrative Agent pursuant to this subsection may be made by the Borrower after the sixtieth day following delivery to the Borrower of written notification of such determination.

         (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee, as the case may be. If such extension would cause such payment with respect to a Eurodollar Advance to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day and the period of time during which such payment would have been outstanding but for compliance with this provision shall not be included in the computation of payment of interest with respect thereto.

         (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate, for each of the first three days such amount is owed, and at the Base Rate thereafter.

         SECTION 4.15. TAXES. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with SECTION 4.14, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, (i) in the case of each Bank and the Administrative Agent, taxes imposed on any of its overall net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or any political subdivision thereof, and (ii) in the case of each Bank, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities, less the exclusions described in clauses (i) and (ii) above, being hereinafter referred to as "TAXES").

         (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise (i) from any payment made hereunder or under the Notes to any Applicable Lending Office or to any lending or other office established pursuant to SECTION 4.11 or otherwise in accordance with this Agreement with respect to Advances made or to be made under this Agreement or
(ii) from the execution or delivery of this Agreement or the Notes or any amendment hereto or thereto (hereinafter referred to as "OTHER TAXES").

         (c) The Borrower will indemnify each Bank and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this SECTION 4.15) incurred by such Bank or the Administrative Agent (as the case may be) or any liability incurred by such Bank or the Administrative Agent (as the case may be) (including penalties and interest unless caused by the gross negligence or willful misconduct of such Bank or the Administrative Agent, as the case may be) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Bank or the Administrative Agent (as the case may be) makes written demand therefor, which demand shall demonstrate, in reasonable detail, the circumstances concerning the imposition of, and the calculations used to determine, such Taxes or Other Taxes.

         (d) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "CODE")) shall submit to the Borrower and the Administrative Agent, within 31 days of the date hereof, duly completed and signed copies of either Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all amounts to be received by such Bank at any Applicable Lending Office designated by such Bank, including fees, pursuant to this Agreement and the Advances) or Form 4224 (relating to all amounts to be received by such Bank at any Applicable Lending Office designated by such Bank, including fees, pursuant to this Agreement and the Advances) of the United States Internal Revenue Service. Thereafter and from time to time, each such Bank shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or the other of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested by the Borrower or the Administrative Agent from such Bank and (ii) required under then current United States law or regulations to avoid United States withholding taxes on payments in respect of all amounts to be received by such Bank at any Applicable Lending Office designated by such Bank, including fees, pursuant to this Agreement or the Advances. Upon the request of the Borrower or the Administrative Agent, each Bank that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower or the Administrative Agent, as the case may be, promptly following such Person's request therefor a certificate to the effect that it is such a United States person and certification of its taxpayer identification number on Form W-9. If any Bank determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Bank is obligated to submit pursuant to this subsection, or that such Bank is required to withdraw or cancel any such form or certificate previously submitted, such Bank shall promptly notify the Borrower and the Administrative Agent of such fact; PROVIDED, HOWEVER, that delivery of such notice shall not preclude the exercise by such Bank of any of its rights under this SECTION 4.15. If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 grants a participation in all or part of the obligations of the Borrower to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

         No amount that shall be required to be paid by the Borrower pursuant to SUBSECTION (a), (b) or (c) of this SECTION 4.15 shall be payable by the Borrower to any Bank that (i) is not, on the date such Person becomes party to this Agreement as a "Bank", either (x) required to submit Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all amounts to be received by such Bank at any Applicable Lending Office designated by such Bank, including fees, pursuant to this Agreement and the Advances) or Form 4224 (relating to all amounts to be received by such Bank at any Applicable Lending Office designated by such Bank, including fees, pursuant to this Agreement and the Advances) or (y) a United States person (as such term is defined in Section 7701(a)(30) of the Code), or (ii) shall have failed to submit to the Borrower any form or certificate that such Bank shall have been required to file pursuant to this subsection and shall have been entitled to file under applicable law.

         If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Borrower or the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Borrower or the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify each of the Borrower and the Administrative Agent fully for all amounts paid, directly or indirectly, by such Person as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Borrower or the Administrative Agent under this Section, together with all costs and expenses including Attorney Costs. The obligation of each of the parties under this SECTION 4.15 shall survive the payment of all obligations of the Borrower under this Agreement and the Notes and the resignation or replacement of the Administrative Agent.

         SECTION 4.16. THE NOTES. (a) The indebtedness of the Borrower resulting from Syndicated Advances made by each Bank to the Borrower shall be evidenced by a promissory note of the Borrower payable to the order of such Bank substantially in the form of EXHIBIT 4.16(a) hereto (sometimes called a "SYNDICATED NOTE"). Each Bank may, by notice to the Administrative Agent and the Borrower to be given not later than three Business Days prior to the First Borrowing, request that its Base Rate Advances and Eurodollar Rate Advances each be evidenced by separate promissory notes. Each such promissory note shall be substantially in the form of EXHIBIT 4.16(a), with appropriate modifications to reflect the fact that each such promissory note evidences solely

Syndicated Advances of the relevant Type. Each reference in this Agreement or the Notes to the "Notes" or the "Syndicated Notes" of such Bank shall mean and be deemed to refer to and include any or all of such substituted promissory notes, as the context may require.

         (b) The indebtedness of the Borrower resulting from the Competitive Bid Advances made by each Bank to the Borrower shall be evidenced by a promissory note of the Borrower payable to the order of such Bank substantially in the form of EXHIBIT 4.16(b) hereto (sometimes called a "COMPETITIVE BID NOTE" and together with the Syndicated Notes, the "NOTES"). Each Bank may, by notice to the Administrative Agent and the Borrower to be given not later than three Business Days prior to the First Borrowing, request that its Absolute Rate Advances and Eurodollar Bid Rate Advances be evidenced by separate promissory notes. Each such promissory note shall be substantially in the form of
EXHIBIT 4.16(b), with appropriate modifications to reflect the fact that each such promissory note evidences solely Competitive Bid Advances of the relevant Type. Each reference in this Agreement or the Notes to the "Notes" or the "Competitive Bid Notes" of such Bank shall mean and be deemed to refer to and include either or both of such substituted promissory notes, as the context may require.

         (c) Each Bank shall maintain records of all Advances made by such Bank to the Borrower, the interest rate for such Advances and all payments made on account of principal thereof and, prior to any transfer of any Note, such Bank shall endorse a record of the Advances evidenced by such Note held by such Bank on the grid attached thereto and forming a part of such Note. Failure by a Bank to record on the appropriate Note any Advance or payment shall not relieve the Borrower of any obligation with respect to such Advance or payment.

         SECTION 4.17. SHARING OF PAYMENTS, ETC. (a) Whenever any payment received by the Administrative Agent to be distributed to the Banks is insufficient to pay in full the amounts then due and payable to the Banks, and
SECTION 4.17(b) does not then apply, such payment shall be distributed to the Banks (and for purposes of this Agreement shall be deemed to have been applied by the Banks, notwithstanding the fact that any Bank may have made a different application in its books and records) in the following order: FIRST, to the payment of the principal amount of the Advances which are then due and payable, ratably among the Banks in accordance with the aggregate principal amount owed to each Bank; SECOND, to the payment of interest then due and payable on the Advances, ratably among the Banks in accordance with the amount of such interest owed to each Bank; THIRD, to the payment of the facility fees then due and payable under SECTION 4.04(a), ratably among the Banks in accordance with the amount of such fees owed to each Bank; and FOURTH, to the payment of any other amount payable under this Agreement, ratably among the Banks in accordance with the aggregate amount owed to each Bank.

         (b) The Administrative Agent shall promptly advise each Bank following its receipt of any Payment Sharing Notice. After the Administrative Agent has received a Payment Sharing Notice, and for so long thereafter as any Event of Default exists, all payments received by the Administrative Agent to be distributed to the Banks shall be distributed to the Banks (and for purposes of this Agreement shall be deemed to have been applied by the Banks, notwithstanding the fact that any Bank may have made a different application in its books and records) in the following order: FIRST, to the payment of amounts payable under SECTION 10.04, ratably among the Administrative Agent and the Banks in accordance with the aggregate amount owed to each party; PROVIDED that if any such amount payable is then being contested in good faith by the Borrower, application of payment thereto under this clause FIRST shall not occur without the prior written consent of the Borrower; SECOND, to the payment of facility fees then due and payable under SECTION 4.04(a), ratably among the Banks in accordance with the amount of such fees owed to each Bank; THIRD, to the payment of interest then due and payable on the Advances, ratably among the Banks in accordance with the amount of such interest owed to each Bank; FOURTH, to the payment of the principal amount of all Borrowings regardless of whether any such amount is then due and payable, ratably among the Banks in accordance with the aggregate principal amount owed to each Bank; and FIFTH, to the payment of any other amount payable under this Agreement, ratably among the Banks in accordance with the aggregate amount owed to each Bank.

         (c) If, other than as expressly provided elsewhere herein, any Bank shall obtain any payment or other recovery (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of principal of or interest on any Advance, or any other amount payable hereunder, in excess of the share of payments and other recoveries such Bank would have received if such payment or other recovery had been distributed pursuant to the provisions of this Agreement (including SECTION 4.17(a) or (b), if applicable at the time of such payment or other recovery), such Bank shall immediately (i) notify the Administrative Agent of such fact and (ii) purchase from the other Banks such participations in the Advances made by (or other obligations owed by the Borrower hereunder to) them as shall be necessary to cause such purchasing Bank to share the excess payment or other recovery pro rata with each of them (and if SECTION 4.17(a) or (b) is then applicable, in accordance with the order of payments set forth therein); PROVIDED that if all or any portion of such excess payment or other recovery is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to
(ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this SECTION 4.17(c) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to SECTION 10.05) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments. Nothing contained herein shall require any Bank to exercise any right of set-off, bankers' lien, counterclaim or similar right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower not evidenced by this Agreement or the Notes. If under any applicable bankruptcy, insolvency or other similar law, any Bank obtains a secured claim in lieu of a set-off or other payment to which this SECTION 4.17 would apply, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this SECTION 4.17 to share in the benefits of any recovery on such secured claim.

         SECTION 4.18.  TERMINATION AND PREPAYMENT WITH  RESPECT TO ANY BANK.
(a) In addition to the right of the Borrower to terminate in whole or reduce ratably the unused portion of the Commitments as described in SECTION 4.05 and the right of the Borrower to ratably prepay Advances as described in
SECTION 4.12, the Borrower shall have the right to terminate the unused portion of the Commitment of any Bank and to prepay all outstanding Advances made by such Bank in the manner described in this SECTION 4.18 if the Borrower shall have received notice (a "SPECIAL NOTICE") that such Bank (i) cannot extend a Eurodollar Advance and shall exercise its rights pursuant to SECTION 4.01(a),
(ii) claims reimbursement for increased costs or reduced returns pursuant to
SECTION 4.13 or (iii) claims reimbursement for Taxes or Other Taxes pursuant to
SECTION 4.15.

         (b) Upon receipt by the Borrower of a Special Notice from any Bank, the Borrower may elect to terminate the unused portion of the Commitment of such Bank by giving notice thereof (a "TERMINATION NOTICE") to such Bank and to the Administrative Agent on or before the thirtieth day following the date of such Special Notice, specifying therein (i) the name of such Bank ("TERMINATED BANK"), (ii) the proposed effective date of termination ("BANK TERMINATION DATE") of the unused portion of such Terminated Bank's Commitment, which date shall not in any event be less than five Business Days following the date of such Termination Notice, (iii) one or more commercial banks (each, a "SUCCESSOR BANK"), each such Successor Bank having a combined capital, surplus (or its equivalent) and undivided profits in an amount not less than U.S. $500,000,000 (or its equivalent in another currency), which Successor Bank or Successor Banks shall have agreed, in the aggregate, to succeed to the entire Commitment of such Terminated Bank on the Bank Termination Date.

         (c) Unless the Borrower shall have elected, as evidenced by its Termination Notice, to prepay all the Advances made by a Terminated Bank outstanding as of the Bank Termination Date, any Advance (each a "TB ADVANCE") made by such Terminated Bank having an Interest Period ending after the Bank Termination Date shall remain outstanding until the last day of such Interest Period (unless required to be paid earlier in accordance with the terms of this Agreement). On the last day of the then current Interest Period in respect of each TB Advance, the Successor Bank shall extend an Advance to the Borrower in a principal amount corresponding to such TB Advance, and having an Interest Period of the type specified in the Notice of Interest Rate Election that would otherwise have applied to such TB Advance, and the proceeds of such Advance from the Successor Bank shall be used by the Borrower to repay such TB Advance to the Terminated Bank. The Successor Bank or Successor Banks specified by the Borrower in a Termination Notice shall have agreed, prior to the Bank Termination Date, to succeed, in the aggregate, to the entire Commitment of such Terminated Bank on the Bank Termination Date which succession shall, with respect to the unused portion of such Terminated Bank's Commitment as of such Bank Termination Date, become effective as of the Bank Termination Date and, with respect to the remaining portion of such Terminated Bank's Commitment, become effective as and when such Terminated Bank's Advances are repaid.

         (d) If the Borrower shall have elected, as evidenced by its Termination Notice, to prepay all the Advances made by a Terminated Bank outstanding as of the Bank Termination Date, the Successor Bank or Successor Banks shall in the aggregate extend to the Borrower, on the Bank Termination Date, Advances (with interest at a rate to be agreed upon by the Borrower and each

Successor Bank) corresponding in respective amounts to each Advance being prepaid as of such date, each of which Advances shall have an Interest Period beginning on the Bank Termination Date and ending on the last day of the Interest Period of the Advance being prepaid to which it corresponds; PROVIDED that, upon the mutual agreement of the Borrower and the Successor Bank (or Successor Banks, as applicable) and notice thereof to the Administrative Agent, the Borrower may elect not to require the Successor Bank (or Successor Banks, as applicable) to extend Competitive Bid Advances in substitution for the Competitive Bid Advances extended by the Terminated Bank.

         (e) Each such termination pursuant to this SECTION 4.18 shall be effective on the Bank Termination Date proposed by the Borrower in the related Termination Notice if (i) no Event of Default shall have occurred prior to such date and be continuing on such date, (ii) in the event the Borrower shall have elected to prepay all Advances made by such Terminated Bank outstanding as of such date, (A) the Borrower shall have prepaid the outstanding aggregate amount of all Advances made by the Terminated Bank, together with accrued interest to such date on the amount prepaid and all other amounts payable to such Bank as of such date (including, without limitation, all accrued and unpaid interest and facility fees) and (B) the Successor Bank or Successor Banks shall have extended to the Borrower Advances equal in aggregate amount to the Advances of the Terminated Bank being prepaid as required pursuant to SECTION 4.18(d), and
(iii) the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that the Successor Bank or Successor Banks shall have agreed in the aggregate to succeed to the entire Commitment of the Terminated Bank in accordance with this SECTION 4.18.

         (f)  Subject to SUBSECTION (e) above, on the Bank Termination Date,
(i) each Successor Bank shall become a party to this Agreement as if such Successor Bank shall have been named on the signature pages hereof, and such Successor Bank shall have all the rights and obligations of a "Bank" hereunder and (ii) the Terminated Bank shall have no further Commitment under this Agreement (other than with respect to Advances, if any, made by such Bank which remain outstanding after such date) and shall no longer be a "Bank" under this Agreement for any purpose (other than with respect to Advances made by such Bank which remain outstanding after such date) except insofar as it shall be entitled to any payment or indemnification, or be obligated to make any indemnification, on account of any event which shall have occurred, or any right or liability which shall have arisen, on or prior to the date of repayment of such outstanding Advances. The termination of any Bank's Commitment and the prepayment of such Bank's Advances pursuant to this SECTION 4.18 shall not relieve or satisfy the obligations of the Borrower to make any such prepayments free and clear of all Taxes, to reimburse such Bank for all Other Taxes and for all increased costs pursuant to SECTION 4.13, or to comply with all other terms and conditions of this Agreement (including, without limitation, SECTION 10.04). A Successor Bank shall be subject to the Syndicated Reduction (or, in the case of more than one Successor Bank, its ratable share of the Syndicated Reduction) of the Terminated Bank it succeeds upon the Bank Termination Date applicable to such successor.



         SECTION 4.19. EXTENSIONS OF THE COMMITMENTS. (a) The Borrower may, by written notice (an "EXTENSION REQUEST") given to the Administrative Agent during the period commencing 60 days preceding, and ending 30 days preceding, the Stated Termination Date then in effect, request that the Stated Termination Date then in effect be extended. Each such Extension Request shall contemplate an extension of such Stated Termination Date to a date that is a Business Day not more than 364 days after such Stated Termination Date.

         (b) The Administrative Agent shall promptly advise each Bank of its receipt of any Extension Request. Each Bank may, in its sole discretion, consent to a requested extension by giving written notice thereof to the Administrative Agent by not later than the date (the "EXTENSION CONFIRMATION DATE") that is the later to occur of (i) 30 days prior to the Stated Termination Date then in effect and (ii) 5 days following the issuance by the Borrower of the Extension Request. Failure on the part of any Bank to respond to an Extension Request by the applicable Extension Confirmation Date shall be deemed to be a denial of such request by such Bank. If Banks having at least 66-2/3% of the Commitments at the time of the issuance of any Extension Request shall consent in writing to the requested extension, such request shall be granted with respect to each consenting Bank. Promptly following the opening of business on the first Business Day following the applicable Extension Confirmation Date, the Administrative Agent shall notify the Borrower in writing as to whether the requested extension has been granted (such written notice being an "EXTENSION CONFIRMATION NOTICE"), and shall promptly thereafter provide a copy of such Extension Confirmation Notice to each Bank. The agreement on the part of each consenting Bank to make any requested extension shall be (i) revocable by such Bank at all times prior to the issuance by the Administrative Agent of an Extension Confirmation Notice and (ii) irrevocable and binding upon such consenting Bank at all times from and after the issuance by the Administrative Agent of an Extension Confirmation Notice.

         (c) Each permitted extension shall become effective on the Stated Termination Date then otherwise in effect. Each Extension Confirmation Notice shall, if applicable, specify therein the new Stated Termination Date in respect of each of the consenting Banks. The Stated Termination Date with respect to
(i) any Banks which shall have denied such requested extension in writing, or which shall have failed to respond to the applicable Extension Request, and (ii) all Banks, in the event that fewer than the minimum number of Banks specified above shall consent in writing to such Extension Request, shall continue to be the then existing Stated Termination Date. Notwithstanding the agreement of any number of Banks to extend the Stated Termination Date as provided in this
SECTION 4.19, the Administrative Agent shall not have any obligation to continue as the "Administrative Agent" under this Agreement without its prior written consent.

         (d) If fewer than all of the Banks agree to any extension of the Stated Termination Date which shall become effective as provided in this
SECTION 4.19, (i) no Advance made or to be made prior to the Stated Termination Date in effect immediately prior to the request by the Borrower for such extension (the "EARLIER TERMINATION DATE"), other than a Competitive Bid Advance made by a Bank which shall have agreed to such extension (an "EXCEPTED ADVANCE"), shall have an Interest Period which ends after the Earlier Termination Date and (ii) all Advances (other than Excepted Advances) and all other obligations of the Borrower to the Banks hereunder shall be repaid in full on the Earlier Termination Date (whether from proceeds of Borrowings made on the Earlier Termination Date from the Banks having agreed to such extension or from other sources).


                                      ARTICLE V
                                CONDITIONS OF LENDING

         SECTION 5.01. CONDITIONS PRECEDENT TO THE FIRST BORROWING. The obligation of each Bank to make its initial Advance is subject to the conditions precedent that (a) the Administrative Agent shall have received all of the following, each of which, unless otherwise indicated below, shall be dated the date hereof and shall be in form and substance satisfactory to the Administrative Agent and (except for the Notes) in sufficient copies for each
Bank:

         (i) (A) The Syndicated Notes payable to the order of the Banks, respectively, executed by the Borrower, and (B) the Competitive Bid Notes payable to the order of the Banks, respectively, executed by the Borrower;

         (ii) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Agreement and the Notes, and of all documents evidencing other necessary corporate action with respect to this Agreement and the Notes;

         (iii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the Notes and the other documents or certificates to be delivered pursuant to this Agreement;

         (iv) A certificate, signed by the chief financial officer or treasurer of the Borrower, stating that as of the date hereof all conditions to Borrowing have been satisfied and that no Event of Default or event which, with notice or the lapse of time or both, would constitute an Event of Default has occurred and is continuing;

         (v) A favorable opinion of (A) William Feather, General Counsel of the Borrower, and (B) Sidley & Austin, special counsel to the Borrower, or other counsel to the Borrower (who also may be an employee of the Borrower) acceptable to the Administrative Agent, in its reasonable judgment, each opinion to be substantially in the respective form set forth in
    EXHIBIT 5.01(a)(v) hereto;

         (vi) The Certificate of Incorporation of the Borrower, together with all amendments thereto, certified by the Secretary of State of Delaware;

         (vii) A Certificate of Good Standing with respect to the Borrower, from the Secretary of State of Delaware;

         (viii) A copy, certified by the Secretary or Assistant Secretary of the Borrower, of the Borrower's By-Laws; and

         (ix) A copy of either (i) a tax ruling from the U.S. Internal Revenue Service or (ii) an opinion of counsel acceptable to the Administrative Agent in its reasonable judgment, in each case to the effect that the receipt of common stock of the Borrower by shareholders of Baxter in connection with the Distribution will qualify under Section 355 of the Internal Revenue Code of 1986, as amended;

         (b) Immediately before and after giving effect to such Borrowing and the application of the proceeds therefrom, the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall be deemed to constitute a representation and warranty by the Borrower to such effect):

         (i) The Form 10 accurately describes in all material respects the proposed terms of the Distribution as of the effective date of the filing thereof, and since such date there have been no material changes to such terms, and

         (ii) The representations and warranties contained in SECTION 6.01(f) are correct in all material respects on and as of the date of such Borrowing as though made on and as of such date;

         (c) The Borrower shall have taken all necessary steps to ensure that the occurrence of the Distribution will be substantially contemporaneous with the occurrence of the First Borrowing; and

         (d) The Borrower shall have paid to the Administrative Agent and each Co-Arranger all fees that shall have become due and payable to such Persons by the Borrower on or prior to such date.

         SECTION 5.02. CONDITIONS PRECEDENT TO EACH BORROWING. The obligation of each Bank to make an Advance on the occasion of each Borrowing (including the First Borrowing) shall be subject to the additional conditions precedent that on the date of such Borrowing (a) immediately before and after giving effect to such Borrowing and to the application of proceeds therefrom the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall be deemed to constitute a representation and warranty by the Borrower that on the date of such Borrowing, immediately before and after giving effect thereto and to the application of the proceeds therefrom, such statements are true):

         (i)   The representations and warranties contained in
    SECTION 6.01 (other than the last sentence of subsection (f) thereof) are correct in all material respects on and as of the date of such Borrowing as though made on and as of such date, and

         (ii) No event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or which would constitute an Event of

    Default but for the requirement that notice be given or time elapse or both,

and (b) the Administrative Agent shall have received such other available information concerning the business and financial condition of the Borrower as any Bank through the Administrative Agent may reasonably request.


                                      ARTICLE VI
                            REPRESENTATIONS AND WARRANTIES

         SECTION 6.01. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

         (a) The Borrower and each Material Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which the failure so to qualify would have a material adverse effect on the business, properties, assets, operations or condition (financial or otherwise) of the Borrower.

         (b) The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower.

         (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery and performance by the Borrower of this Agreement or the Notes.

         (d) This Agreement is, and the Notes when delivered hereunder will be, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (e) There is no pending or, to the best of the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which could reasonably be expected to have a material adverse effect on the financial condition or operations of the Borrower or which purports to affect the legality, validity or enforceability of this Agreement or any Note.

         (f) The combined balance sheet of the Borrower and its Subsidiaries for the year ended December 31, 1995 and for the six month period ended June 30, 1996 and the related combined statements of income and stockholder's equity of the Borrower and its Subsidiaries for the year ended December 31, 1995 and the six month period ended June 30, 1996, in each case as set forth in the Form 10, copies of which have been furnished to each Bank, present fairly the financial position of the Borrower and its Subsidiaries as at the date so specified and the results of the operations and cash flows of the Borrower and its Subsidiaries for the periods so specified, in conformity with generally accepted accounting principles. Since December 31, 1995 there has been no material adverse change in such financial position or operations, or in the business, properties or condition of the Borrower and its Subsidiaries taken as a whole.

         (g) The Borrower is not (i) an "investment company," (ii) a company "controlled" by an "investment company" which is registered under the Investment Company Act of 1940, as amended, or (iii) to the best knowledge of the Borrower, a company "controlled" by any other "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (h) Neither the Borrower nor any of its Subsidiaries is engaged in the business of purchasing or carrying Margin Stock. The value of the Margin Stock owned directly or indirectly by the Borrower or any Subsidiary which is subject to any arrangement (as such term is used in Section 221.2(g) of Regulation U issued by the Board of Governors of the Federal Reserve System) hereunder is less than an amount equal to 25% of the value of all assets of the Borrower and/or such Subsidiary subject to such arrangement.

         (i) The operations of the Borrower and each Material Subsidiary comply in all material respects with all Environmental Laws, the noncompliance with which would materially adversely affect the business of the Borrower or the ability of the Borrower to obtain credit on commercially reasonable terms.

                                     ARTICLE VII
                                      COVENANTS

         SECTION 7.01. AFFIRMATIVE COVENANTS OF THE BORROWER. So long as any Note shall remain unpaid or any Bank shall have any Commitment, the Borrower will, unless the Majority Banks shall otherwise consent in writing:

         (a)  PAYMENT OF TAXES, ETC.  Pay and discharge, and cause each
Material Subsidiary to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profit or property, and (ii) all lawful claims which, if unpaid, might by law become a lien upon its property; PROVIDED, HOWEVER, that neither the Borrower nor any Material Subsidiary shall be required to pay or discharge any such tax, assessment, charge or claim which is being contested in good faith and by proper proceedings and with respect to which the Borrower shall have established appropriate reserves in accordance with generally accepted accounting principles.

         (b) MAINTENANCE OF INSURANCE. Maintain, and cause each Material Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Material Subsidiary operates.

         (c) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain, and cause each Material Subsidiary to preserve and maintain, its corporate existence, rights (charter and statutory), and franchises, except as otherwise permitted by SECTION 7.02(C).

         (d) COMPLIANCE WITH LAWS, ETC. Comply, and cause each Material Subsidiary to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including, without limitation, all Environmental Laws and ERISA), noncompliance with which would materially adversely affect the business of the Borrower or the ability of the Borrower to obtain credit on commercially reasonable terms.

         (e) KEEPING OF BOOKS. Keep, and cause each Material Subsidiary to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each Material Subsidiary in accordance with generally accepted accounting principles consistently applied.

         (f) INSPECTION. Permit, and cause each Material Subsidiary to permit, on reasonable prior written notice, Administrative Agent or any of those Banks that are Co-Arrangers, and their respective representatives and agents, to inspect any of the properties, corporate books and financial records of the Borrower and its Material Subsidiaries, to examine and make copies of the books of account and other financial records of the Borrower and its Material Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and its Material Subsidiaries with, and to be advised as to the same by, their respective officers or directors, at such reasonable times during normal business hours and intervals as the Administrative Agent or any such Bank may reasonably designate.

         (g) REPORTING REQUIREMENTS. Furnish to the Administrative Agent in sufficient copies for distribution to each Bank (or, in the case of clause (ix), each applicable Bank):

         (i) As soon as available and in any event within 55 days after the end of each of the first three quarters of each fiscal year of the Borrower, a Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and a Consolidated statement of income and cash flows of the Borrower and its Consolidated Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or treasurer of the Borrower;


         (ii) As soon as available and in any event within 100 days after the end of each fiscal year of the Borrower, a Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such year and a Consolidated statement of income and stockholder's equity and cash flows of the Borrower and its Consolidated Subsidiaries for such fiscal year and accompanied by (A) a report of Price Waterhouse, independent public accountants of the Borrower, or other independent public accountants of nationally recognized standing, on the results of their examination of the Consolidated annual financial statements of the Borrower and its Consolidated Subsidiaries, which report shall be unqualified or shall be otherwise reasonably acceptable to the Majority Banks; PROVIDED that such report may set forth qualifications to the extent such qualifications pertain solely to changes in generally accepted accounting principles from such principles applied during earlier accounting periods, the implementation of which changes (with the concurrence of such accountants) is reflected in the financial statements accompanying such report, and (B) a certificate of such accountants substantially in the form of EXHIBIT 7.01(g)(ii);

         (iii) Promptly after the sending or filing thereof, copies of all reports which the Borrower files with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including, without limitation, Forms 8-K, 10-Q and 10-K and all such reports that disclose material litigation pending against the Borrower or any Material Subsidiary or any material noncompliance with any Environmental Law on the part of the Borrower or any Material Subsidiary;

         (iv) Together with the financial statements required pursuant to clauses (i) and (ii) above, a certificate signed by the chief financial officer or treasurer of the Borrower (A) stating that no Event of Default or event which, with notice or the lapse of time or both, would constitute an Event of Default exists or, if any does exist, stating the nature and status thereof and describing the action the Borrower proposes to take with respect thereto and (B) demonstrating, in reasonable detail, the calculations used by such officer to determine compliance with the financial covenants contained in SECTIONS 7.01(i), 7.02(a), 7.02(b) and 7.02(d);

         (v) With respect to each fiscal year for which the Borrower shall have an aggregate Unfunded Liability of $50,000,000 or more for all of its single employer pension benefit plans covered by Title IV of ERISA and all multiemployer pension benefit plans covered by Title IV of ERISA to which the Borrower has an obligation to contribute, as soon as available, and in any event within ten months after the end of such fiscal year, a statement of Unfunded Liabilities of each such plan, certified as correct by an actuary enrolled in accordance with regulations under ERISA and a statement of estimated withdrawal liability as of the most recent plan year end as customarily prepared by the trustees under the multiemployer plans to which the Borrower has an obligation to contribute;

         (vi) As soon as possible, and in any event within 30 days after the occurrence of each event the Borrower knows is or may be a Reportable Event (as defined in Section 4043 of ERISA) with respect to any Plan with an Unfunded Liability in excess of $50,000,000, a statement signed by the chief financial officer or treasurer of the Borrower describing such reportable event and the action which the Borrower proposes to take with respect thereto;

         (vii) As soon as possible, and in any event within five Business Days after the Borrower shall become aware of the occurrence of each Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default, which Event of Default or event is continuing on the date of such statement, a statement of the chief financial officer or treasurer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower proposes to take with respect thereto;

         (viii) As soon as possible, and in any event within ten Business Days of the announcement of a change in a Credit Rating, a notice from the chief financial officer or treasurer or assistant treasurer of the Borrower indicating (A) the new Credit Rating and (B) the date of the announcement of such new Credit Rating; and

         (ix) Promptly from time to time, such other information as any Bank may reasonably request through the Administrative Agent.

         (h) USE OF PROCEEDS. Use the proceeds of Borrowings made under this Agreement (i) to repay indebtedness owing to Baxter at the time of the Distribution and (ii) for general corporate purposes not in violation of any applicable law or regulation (including, without limitation, Regulation U and X of the Board of Governors of the Federal Reserve System (the "MARGIN REGULATIONS")) and for the payment of fees and expenses related to the Distribution. With respect to any Borrowing the proceeds of which shall be used to purchase or carry Margin Stock, the Borrower shall include in the Notice of Borrowing for such Borrowing such information as shall enable the Banks and the Borrower to comply with the Margin Regulations.

         (i) INTEREST EXPENSE COVERAGE RATIO. Maintain a ratio of EBITDA (as defined below) to Interest Expense as at the end of each fiscal quarter of the Borrower with respect to the four-quarter period then ended (or, if shorter, with respect to the period from the date on which the Distribution occurs through the end of such fiscal quarter) of (1) in the case of each fiscal quarter ending on or prior to December 31, 1997, not less than 3.25 to 1.0, and
(2) in the case of each fiscal quarter ending thereafter, 3.50 to 1.0.

         "EBITDA" means, for any period, an amount equal to the sum (without duplication) of (i) net income for such period before income tax expense (excluding Extraordinary Items), PLUS (ii) Interest Expense for such period PLUS
(iii) depreciation expense for such period PLUS (iv) amortization expense for such period including, without limitation, amortization of goodwill and other intangible assets, in each case determined on a Consolidated basis for the Borrower and its Consolidated Subsidiaries and, in the case of clauses (ii),
(iii) and (iv), the specified amount to be included only to the extent the same shall have been deducted in determining net income for such period before income tax expense.

         "EXTRAORDINARY ITEMS" means (i) for any period, all extraordinary gains and extraordinary losses recorded or recognized during such period, and
(ii) in addition, for any period ending on or prior to March 31, 1997, all restructuring charges relating to, or arising in connection with, the Distribution, which charges are recorded or recognized during such period; PROVIDED that the aggregate amount of all such restructuring charges at any time included in "Extraordinary Items" shall not exceed an amount equal to $50,000,000.

         (j) BUSINESSES. Remain, and cause each of its Material Subsidiaries to remain, in substantially the same businesses as are carried on by the Borrower and such Subsidiaries on the Closing Date and businesses reasonably related thereto.

         SECTION 7.02. NEGATIVE COVENANTS OF THE BORROWER. So long as any Note shall remain unpaid or any Bank shall have any Commitment, the Borrower will not, without the written consent of the Majority Banks:

         (a) LIENS, ETC. Suffer to exist, create, assume or incur, or permit any of its Material Subsidiaries to suffer to exist, create, assume or incur, any Security Interest, or assign, or permit any of its Material Subsidiaries to assign, any right to receive income, in each case to secure Debt or any other obligation or liability, other than:

         (1) Any Security Interest to secure Debt or any other obligation or liability of any Material Subsidiary to the Borrower.

         (2) Mechanics', materialmen's, carriers' or other like liens arising in the ordinary course of business (including construction of facilities) in respect of obligations which are not due or which are being contested in good faith and for which reasonable reserves have been established.

         (3) Any Security Interest arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation which is required by law or governmental regulation as a condition to the transaction of any business, or the exercise of any privilege, franchise or license.

         (4) Security Interests for taxes, assessments or governmental charges or levies not yet delinquent or Security Interests for taxes, assessments or governmental charges or levies already delinquent but the validity of which is being contested in good faith and for which reasonable reserves have been established.

         (5) Security Interests (including judgment liens) arising in connection with legal proceedings so long as such proceedings are being contested in good faith and, in the case of judgment liens, execution thereon is stayed.

         (6) Landlords' liens on fixtures located on premises leased by the Borrower or one of its Material Subsidiaries in the ordinary course of business.

         (7) Security Interests arising in connection with contracts and subcontracts with or made at the request of the United States of America, any state thereof, or any department, agency or instrumentality of the United States or any state thereof for obligations not yet delinquent.

         (8) Any Security Interest arising by reason of deposits to qualify the Borrower or a Subsidiary to conduct business, to maintain self-insurance, or to obtain the benefit of, or comply with, laws.

         (9) Any purchase money Security Interest claimed by sellers of goods on ordinary trade terms provided that no financing statement has been filed to perfect such Security Interest.

         (10) The extension of any Security Interest existing as of the date hereof to additions, extensions, or improvements to the property subject to the Security Interest which does not arise as a result of borrowing money or the securing of Debt or other obligation or liability created, assumed or incurred after such date.

         (11) Security Interests on (i) property of a corporation or firm existing at the time such corporation is merged or consolidated with the Borrower or any Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation or a firm as an entirety (or the properties of a corporation or firm comprising a product line or line of business, as an entirety) or substantially as an entirety to the Borrower or a Subsidiary; or (ii) property comprising machinery, equipment or real property acquired by the Borrower or any of its Subsidiaries, which Security Interests shall have existed at the time of such acquisition and secure obligations assumed by the Borrower or such Subsidiary in connection with such acquisition; PROVIDED that the Debt or other obligations or liabilities secured by Security Interests of the type described in this PARAGRAPH (11) shall not at any time exceed an aggregate amount equal to $100,000,000.

         (12) Security Interests arising in connection with the sale, assignment or other transfer by the Borrower or any Material Subsidiary of accounts receivable, lease receivables or other payment obligations owing to the Borrower or any Subsidiary or any interest in any of the foregoing (together in each case with any collections and other proceeds thereof, any collection or deposit accounts related thereto, and any collateral, guaranties or other property or claims in favor of the Borrower or such Subsidiary supporting or securing payment by the obligor thereon of, or otherwise related to, any such receivables)(each such sale, assignment or other transfer being a "SECURITIZATION TRANSACTION"); PROVIDED that the aggregate investment or claim held at any time by purchasers, assignees or other transferees of (or of interests in) such receivables shall not exceed an amount equal to $300,000,000.

         (13) Security Interests securing non-recourse obligations in connection with leveraged or single-investor lease transactions.

         (14) Security Interests securing the performance of any contract or undertaking made in the ordinary course of business (as such business is currently conducted) other than for the borrowing of money.

         (15) Any Security Interest granted by any Material Subsidiary of the Borrower; PROVIDED, that (i) the principal business and assets of such Material

    Subsidiary are located in Puerto Rico or are located outside of the United States, its other territories and possessions, (ii) the property of such Material Subsidiary which is subject to such Security Interest is a parcel of real property, a manufacturing plant, manufacturing equipment, a warehouse, or an office building hereafter acquired, constructed, developed or improved by such Material Subsidiary, and (iii) such Security Interest is created prior to or contemporaneously with, or within 120 days after
    (x) in the case of acquisition of such property, the completion of such acquisition and (y) in the case of the construction, development or improvement of such property, the later to occur of the completion of such construction, development or improvement or the commencement of operations, use or commercial production (exclusive of test and start-up periods) of such property, and such Security Interest secures or provides for the payment of all or any part of the acquisition cost of such property or the cost of construction, development or improvement thereof, as the case may be.

         (16) Any Security Interest in deposits or cash equivalent investments pledged with a financial institution for the sole purpose of implementing a hedging or financing arrangement commonly known as a "back-to-back" loan arrangement, provided in each case that neither the assets subject to such Security Interest nor the Debt incurred in connection therewith are reflected on the Consolidated balance sheet of the Borrower.

         (17) Any Security Interest arising out of or continuing in connection with the extension, renewal or refunding (or successive extensions, renewals or refundings) in whole or in part of any Debt or any other obligation or liability secured by any Security Interest referred to in the foregoing PARAGRAPHS (1) through (16), provided that the principal amount of Debt or any other obligation or liability secured by such Security Interest shall not exceed the principal amount outstanding immediately prior to such extension, renewal or refunding, and that the Security Interest securing such Debt or other obligation or liability shall be limited to the property which, immediately prior to such extension, renewal or refunding secured such Debt or other obligation or liability and additions to such property.

         Notwithstanding the foregoing provisions of this SECTION 7.02(a), the Borrower and its Material Subsidiaries may, at any time, suffer to exist, issue, incur, assume and guarantee Secured Debt (in addition to Secured Debt permitted to be secured under the foregoing PARAGRAPHS (1) through (17)), PROVIDED that the aggregate amount of such Secured Debt, together with the aggregate amount of all other Secured Debt (not including Secured Debt permitted to be secured under the foregoing PARAGRAPHS (1) through (17)) of the Borrower and its Material Subsidiaries which is suffered to exist, issued, incurred, assumed or guaranteed, does not at such time exceed 3% of Consolidated Net Tangible Assets.


         (b) LEVERAGE RATIO. Permit Consolidated Adjusted Debt as at the end of any fiscal quarter to exceed an amount equal to (x) in the case of each fiscal quarter ending on or prior to December 31, 1997, 52.5% of Consolidated Capitalization at such time and (y) in the case of each fiscal quarter ending thereafter, 50% of Consolidated Capitalization at such time.

         (c) MERGER, ETC. (i) Merge or consolidate with or into any Person; PROVIDED that the Borrower may merge or consolidate with any corporation, including any Subsidiary, which is a U.S. Corporation if (A) immediately after giving effect to such transaction, no event shall have occurred and be continuing which constitutes an Event of Default or which with the giving of notice or lapse of time or both would constitute an Event of Default and (B) the survivor of such merger or consolidation shall be the Borrower.
"U.S. CORPORATION" means a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia.

         (ii) Convey, transfer, lease or otherwise dispose of any of its assets, or permit any Material Subsidiary to convey, transfer, lease or otherwise dispose of any of its assets, during any calendar year if after giving effect thereto the aggregate value of the assets of the Borrower and its Material Subsidiaries that shall have been conveyed, transferred, leased or otherwise disposed of during such calendar year (other than in the ordinary course of business or in connection with a Securitization Transaction permitted under SECTION 7.02(a)(12)) would exceed 33% of the value of the total amount of assets on the Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries on the first day of such calendar year.

         (d) LIMITATIONS ON SUBSIDIARY DEBT. Permit the aggregate amount of Subsidiary Debt (as defined below) at any time to exceed $250,000,000.

         "SUBSIDIARY DEBT" means the sum (without duplication) of (i) all Debt to the extent the same represents an obligation of any Subsidiary of the Borrower PLUS (ii) to the extent any Subsidiary of the Borrower is liable as a general partner for the indebtedness and other obligations of any partnership, all Debt of such partnership; PROVIDED that "Subsidiary Debt" shall not include any indebtedness or other obligations with respect to which the Borrower or any Subsidiary of the Borrower is the obligee.

                                     ARTICLE VIII
                                  EVENTS OF DEFAULT

         SECTION 8.01. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

         (a) The Borrower shall fail to pay (i) any installment of interest on any Note or any facility fee payable under SECTION 4.04(a), in each case when due and such default continues for five days, or (ii) any amount of principal of any Note when due; or

         (b) Any representation or warranty made or deemed made by the Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

         (c) The Borrower shall fail to perform or observe any term, covenant or agreement contained in SECTION 7.01(i), 7.02(a) or 7.02(b) of this Agreement on its part to be performed or observed and such failure shall remain unremedied on the earlier to occur of (i) or (ii): (i) the date 30 days after the Borrower shall have become aware of such failure or (ii) the date that financial statements of the Borrower shall be available from which it may be ascertained that such failure to perform or observe such term, covenant or agreement shall have occurred. For purposes of clause (ii) above, the date that any financial statements shall be deemed available shall be the date on which the Borrower shall file (or, if earlier, the date the Borrower shall have been required to file) such financial statements with the Securities and Exchange Commission as part of any report required to be filed pursuant to the Securities Exchange Act of 1934, as amended; or

         (d) The Borrower shall (i) fail to perform or observe, or shall breach, any other term, covenant or agreement contained in this Agreement on its part to be performed or observed (other than those failures or breaches referred to in SUBSECTIONS (a), (b), (c), (d)(ii) or (d)(iii) of this SECTION 8.01) and any such failure or breach shall remain unremedied for 30 days after written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank; (ii) fail to perform or observe or shall breach
SECTION 7.02(c); or (iii) fail to perform or observe SECTION 7.01(g)(vii) and such failure shall remain unremedied for 10 days after the occurrence thereof; or

         (e) The Borrower or any Material Subsidiary shall fail to pay any amount of principal of, interest on or premium with respect to any Debt (other than that evidenced by the Notes) of the Borrower or such Subsidiary when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) which Debt is outstanding under one or more instruments or agreements in an aggregate principal amount (for the Borrower and all Material Subsidiaries) not less than a Material Default Amount and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist after the applicable grace period specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a scheduled prepayment), prior to the stated maturity thereof; or any event or condition shall exist after the applicable grace period specified in any agreement or instrument relating to a Securitization Transaction if the effect of such event or condition is to cause or to permit an amount not less than a Material Default Amount to become immediately due and payable by the Borrower or any Material Subsidiary under such Securitization Transaction; or

         (f) The Borrower or any Material Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Material Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debt under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Borrower or any Material Subsidiary shall take corporate action to authorize any of the actions set forth above in this SUBSECTION (f); PROVIDED that, in the case of any such proceeding filed or commenced against the Borrower or any Material Subsidiary, such event shall not constitute an "Event of

Default" hereunder unless either (i) the same shall have remained undismissed or unstayed for a period of 60 days, (ii) an order for relief shall have been entered against the Borrower or such Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect or (iii) the Borrower or such Material Subsidiary shall have taken corporate action consenting to, approving or acquiescing in the commencement or maintenance of such proceeding; or

         (g) Any judgment or order for the payment of money shall be rendered against the Borrower or any Material Subsidiary and (i) either (A) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (B) there shall be any period of 10 consecutive days, in the case of a judgment or order rendered or entered by a court located in the United States, its territories and Puerto Rico, or 30 consecutive days, in the case of any other court, during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, and (ii) the amount of such judgment or order, when aggregated with the amount of all other such judgments and orders described in this SUBSECTION (g), shall exceed the Material Default Amount in effect at such time; or

         (h) Either (i) the Pension Benefit Guaranty Corporation shall terminate any single-employer plan (as defined in Section 4001(b)(2) of ERISA) that provides benefits for employees of the Borrower or any Material Subsidiary and such plan shall have an Unfunded Liability in an amount in excess of the Material Default Amount at such time or (ii) withdrawal liability shall be assessed against the Borrower or any Material Subsidiary in connection with any multiemployer plan (whether under Section 4203 or Section 4205 of ERISA) and such withdrawal liability shall be an amount in excess of the Material Default Amount at such time; or

         (i) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Borrower (or other securities convertible into such securities) representing more than 33% of the combined voting power of all securities of the Borrower entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency or (ii) a majority of the members of the Board of Directors of the Borrower shall cease to be Continuing Members. For this purpose, "CONTINUING MEMBER" means a member of the Board of Directors of the Borrower who either (a) was a member of the Borrower's Board of Directors on the Closing Date and has been such continuously thereafter or (b) became a member of such Board of Directors after the Closing Date and whose election or nomination for election was approved by a vote of at least two-thirds of the Continuing Members then members of the Borrower's Board of Directors;

then, in any such event but subject to the next sentence, the Administrative Agent shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, (i) declare the obligation of each Bank to make Advances to be terminated, whereupon the same shall forthwith terminate, and/or
(ii) declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED, that in the case of any Competitive Bid Note, the unpaid principal amount thereof, and all interest accrued and unpaid thereon, shall not be declared to be due and payable pursuant to the foregoing CLAUSE (ii) without the consent of the holder of such Competitive Bid Note. In the event of the occurrence of an Event of Default under SECTION 8.01(f), (A) the obligation of each Bank to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                                      ARTICLE IX
                               THE ADMINISTRATIVE AGENT

         SECTION 9.01. APPOINTMENT AND AUTHORIZATION; "ADMINISTRATIVE AGENT". Each Bank hereby irrevocably (subject to SECTION 9.09) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the Notes and any other instrument, document or agreement executed in connection herewith (each a "LOAN DOCUMENT") and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         SECTION 9.02. DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible in any manner to any of the Banks for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         SECTION 9.03. LIABILITY OF ADMINISTRATIVE AGENT. None of the Agent-Related Persons shall (i) be liable in any manner to any of the Banks for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

         SECTION 9.04. RELIANCE BY ADMINISTRATIVE AGENT. (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper

Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. As between the Administrative Agent and the Banks,
(i) the Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action and
(ii) the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

         (b) For purposes of determining compliance with the conditions specified in SECTION 5.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

         SECTION 9.05. NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Banks, unless the Administrative Agent shall have received written notice from a Bank or the Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Banks of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Majority Banks in accordance with SECTION 10.01; PROVIDED, HOWEVER, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Banks.

         SECTION 9.06. CREDIT DECISION. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

         SECTION 9.07. INDEMNIFICATION OF ADMINISTRATIVE AGENT. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all liabilities, obligations, losses (other than any loss resulting from the Borrower's failure to pay any fee referred to in SECTION 4.04(c) hereof), damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement; PROVIDED, HOWEVER, that no Bank shall be liable for the payment to any Agent-Related Person of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such

Person's gross negligence or willful misconduct or from the violation by such Person of any law or judicial order. Without limitation of the foregoing, each Bank shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Advances and the resignation or replacement of the Administrative Agent.

         SECTION 9.08. ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though BofA were not the Administrative Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Advances, BofA and any Affiliate thereof shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though BofA were not the Administrative Agent.

         SECTION 9.09. SUCCESSOR ADMINISTRATIVE AGENT.  The Administrative
Agent may, and at the request of the Majority Banks shall, resign as Administrative Agent upon 30 days' notice to the Banks. If the Administrative Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Banks and the Borrower, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this ARTICLE IX and SECTION 10.04 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

         SECTION 9.10. OTHER AGENTS. None of the Banks identified on the cover page of this Agreement or otherwise herein as being "syndication agent," "documentation agent, "co-syndication agent," or a "Co-Arranger" (collectively, the "OTHER AGENTS") shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such or, in the case of the Co-Arrangers, the rights specified in
SECTION 7.01(f). Each Bank acknowledges that it has not relied, and will not rely, on any of the Other Agents in deciding to enter into this Agreement or in taking or refraining from taking any action hereunder or pursuant hereto.

                                      ARTICLE X
                                    MISCELLANEOUS

         SECTION 10.01. AMENDMENTS, ETC. Subject to the next two sentences, no amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following:
(a) waive any of the conditions specified in ARTICLE V, (b) change the Commitments of the Banks or subject the Banks to any additional obligations,
(c) reduce the principal of, or interest on, the Notes or any facility fees or other amount payable hereunder, (d) change any date fixed for any payment in respect of principal of, or interest on, the Notes or any facility fees or other amount payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action hereunder, or amend the definition herein of "MAJORITY BANKS," or (f) amend this SECTION 10.01 or the last sentence of SECTION 10.06(a). No amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Banks required hereinabove to take such action, affect the rights or duties of the Administrative Agent, under this Agreement or any Note.

         SECTION 10.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by telex, telegram or telecopier) and mailed or sent or delivered, if to the Borrower, at the address set forth for the Borrower on the signature pages hereof; if from the Borrower to the Administrative Agent or any Bank, to the Administrative Agent at the address set forth for the Administrative Agent on the signature pages hereof; if from the Administrative Agent to any Bank, at the address of such Bank's Domestic Lending Office; or, in any case, at such other address as shall be designated by such party in a written notice to the other parties hereto (except in the case of the Borrower, as to which a change of address may be made by notice to the Administrative Agent on behalf of the Banks). Subject to the next sentence, all such notices and communications shall be effective, in the case of written notice, when deposited in the mails, air mail, postage prepaid, and, in the case of notice by telex, telecopy, telegram or cable, when sent addressed as set forth above. All notices and communications pursuant to ARTICLES II, III, VIII and IX shall not be effective until they are received by the addressee. The Administrative Agent agrees to deliver promptly to each Bank copies of each report, document, certificate, notice and request, or summaries thereof, which the Borrower is required to, and does in fact, deliver to the Administrative Agent in accordance with the terms of this Agreement, including, without limitation, copies of the reports to be delivered by the Borrower pursuant to SECTION 7.01(g). The Administrative Agent shall notify each of the Banks when all of the documents required to be delivered to the Administrative Agent pursuant to SECTION 5.01 shall have been received by the Administrative Agent. Any agreement of the Administrative Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and the request of the Borrower. The Administrative Agent and each Bank shall be entitled to rely on the authority of any Person purporting to be, and believed in good faith by the Administrative Agent or such Bank to be, a Person authorized by the Borrower to give such notice and the Administrative Agent and the Banks shall not have any liability to the Borrower or any other Person on account of any action taken or not taken in good faith by the Administrative Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Advances shall not be affected in any way or to any extent by any failure by the Administrative Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Banks of a confirmation which is at variance with the terms reasonably understood by the Administrative Agent and the Banks to be contained in the telephonic or facsimile notice.

         SECTION 10.03. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Administrative Agent or any Bank to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 10.04.  COSTS AND EXPENSES; INDEMNIFICATION.  (a)  The
Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and Arranger in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder (other than any such modification or amendment requested by and for the benefit of any of the Banks), including the reasonable fees and out-of-pocket expenses of one firm of attorneys retained as counsel for the Administrative Agent with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement (or, alternatively, in the case of any discrete project, the reasonable allocated costs and expenses of the Administrative Agent's in-house counsel). Upon the occurrence and during the continuance of any Event of Default, the Borrower further agrees to pay on demand all direct out-of-pocket losses, and reasonable out-of-pocket costs and expenses, if any (including reasonable Attorney Costs) of any Bank in connection with the enforcement (whether by legal proceedings, negotiation or otherwise) of this Agreement, the Notes and the other documents delivered hereunder.

         (b) If, due to payments made by the Borrower due to acceleration of the maturity of the Notes pursuant to SECTION 8.01 or due to any other reason, any Bank receives payments of principal of any Fixed Rate Advance, other than on the last day of the Interest Period for such Advance, the Borrower shall, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank any amounts required to compensate such Bank for any additional direct out-of-pocket losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any such loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Bank to fund or maintain such Advance. For purposes of calculating amounts payable by the Borrower to the Banks under this SECTION 10.04(b), each Fixed

Rate Advance made by a Bank shall be conclusively deemed to have been funded at the Eurodollar Rate used in determining the interest rate for such Advance by a matching deposit or other borrowing in the interbank market for a comparable amount and for a comparable period, whether or not such Advance is in fact so funded.

         (c) Subject to the next sentence, the Borrower agrees to indemnify and hold harmless each Agent-Related Person, each Bank and each of their respective directors, officers and employees from and against any and all claims, damages, liabilities and expenses (including, without limitation, reasonable Attorney Costs) which may be incurred by or asserted against such Agent-Related Person or such Bank or any such director, officer or employee in connection with or arising out of any investigation, litigation, or proceeding
(i) related to any transaction or proposed transaction (whether or not consummated) in which any proceeds of any Borrowing are applied or proposed to be applied, directly or indirectly, by the Borrower, whether or not such Agent-Related Person or such Bank or any such director, officer or employee is a party to such transactions or (ii) related to the Borrower's entering into this Agreement, or to any actions or omissions of the Borrower, any of its Subsidiaries or affiliates or any of its or their respective officers, directors or employees in connection therewith. The Borrower shall not be required to indemnify any such indemnified Person from or against any portion of such claims, damages, liabilities or expenses (a) arising out of the gross negligence or willful misconduct of such indemnified Person or (b) that result from the violation by such indemnified Person of any law or judicial order.

         SECTION 10.05. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by SECTION 8.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of SECTION 8.01, each Bank (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank (or any of its Affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Notes held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement and such Notes and of whether or not such obligations may be matured. Each Bank agrees promptly to notify the Borrower after any such set-off and application made by such Bank, but the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10.06. BINDING EFFECT; ASSIGNMENTS AND PARTICIPATIONS. (a) This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Bank and their respective successors and assigns. Notwithstanding the foregoing, the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Banks.

         (b) Any Bank may assign, participate or otherwise transfer all or any part of, or interest in, such Bank's rights and obligations hereunder and under the Notes issued to it hereunder; PROVIDED that (i) in the case of any transfer to a Person that is not an Affiliate of the transferring Bank, unless the Borrower and the Administrative Agent shall have expressly agreed in writing, no Bank shall, by reason of any such transfer, be relieved of any of its obligations or responsibilities to the Borrower hereunder, including without limitation the obligation to make Advances in accordance with the provisions of
ARTICLE II and III, if any, or under any Note issued to it hereunder; PROVIDED, FURTHER, that during the continuance of any Event of Default hereunder, the consent of the Borrower to any such assignment shall not be required; (ii) in the case of any assignment of less than all of a Bank's rights and obligations hereunder, the amount of the Commitment being assigned pursuant thereto shall in no event be less than $10,000,000; and (iii) except in the case of an assignment of all or any portion of a Bank's Commitment which is permitted hereunder and which is effected in accordance with the terms of SUBSECTION (c) below (a "PERMITTED COMMITMENT ASSIGNMENT"), the Borrower, the Administrative Agent and each other party hereto shall for all purposes be permitted to deal, and shall continue to deal, exclusively with the transferring Bank after giving effect to any purported sale of a participation interest or other transfer of all or any part of such transferring Bank's interest under this Agreement. To the extent of any Permitted Commitment Assignment (but not in the event of any such participation or other transfer) the applicable assignee shall have the same rights and benefits against the Borrower as it would have had if it were a Bank hereunder. Nothing contained herein shall impair the ability of any Bank, in its discretion, to agree, solely as between itself and its assignees, participants and other transferees, upon the manner in which such Bank shall exercise its rights under this Agreement and the Notes made to such Bank.

         (c) In order to effect any assignment permitted hereunder by a Bank of all or any portion of its Commitment hereunder, the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an agreement substantially in the form of EXHIBIT 10.06 hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Note or Notes subject to such assignment and a processing and recordation fee of $2,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

         (d) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with a copy of the Information Statement issued by the Borrower in connection with the filing of the Form 10 (and any later statements delivered pursuant to SECTION 7.01(g)(ii)) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

         (e) The Administrative Agent shall maintain at its address referred to in SECTION 10.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Advances owing to, each Bank from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

         (f) Notwithstanding anything contained herein to the contrary, each Bank may pledge its right, title and interest under this Agreement and any Note made to it to the Board of Governors of the Federal Reserve System, or any other governmental authority, as security for financial accommodations or privileges being provided or extended to such Bank by such governmental authority.

         SECTION 10.07. GOVERNING LAW. This Agreement and the Notes shall be governed by, and construed in accordance with, the internal laws (as distinguished from the conflicts of laws rules) of the State of Illinois.

         SECTION 10.08. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 10.09.  SEVERABILITY.   Wherever possible, each provision of
this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         SECTION 10.10. ENTIRE AGREEMENT. This Agreement, taken together with all of the other documents, instruments and certificates contemplated herein (including the agreements referred to in SECTION 4.04(c)) to be delivered by the Borrower, embodies the entire agreement and supersedes all prior agreements, written and oral, relating to the subject matter hereof as among the Borrower, the Banks parties hereto and the Administrative Agent.

         The duly authorized parties hereto have caused this Agreement to be executed by their respective officers or agents, as of the date of this Agreement.

                                  ALLEGIANCE CORPORATION



                                  By
                                     ---------------------------
                                     Title:


Attest:



By
   ---------------
  Title:


                                  Address for Notice Purposes:
                                  1430 Waukegan Road
                                  McGaw Park, Illinois 60085
                                  Attention:  Treasurer
                                  Telephone: (847) 689-8410
                                  Telecopy:  (847) 578-4019

                                            THE ADMINISTRATIVE AGENT

                                            BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION,
                                              as Administrative Agent



                                            By
                                               --------------------------------
                                               Title:

                                            Address for Notice Purposes:

                                            Credit/Documentation Issues:

                                              231 South LaSalle Street
                                              Chicago, Illinois 60697
                                              Attention:  William Sweeney

                                            Administrative Issues:

                                              1455 Market Street, 12th Floor
                                              San Francisco, California 94103
                                              Attention:   Agency Administrative
                                                           Services Unit #5596

 COMMITMENTS:                          THE BANKS
 -----------                           ---------

U.S. $27,400,000                       BANK OF AMERICA ILLINOIS


                                       By
                                          -------------------------------
                                          Title:



U.S. $24,200,000                       THE FIRST NATIONAL BANK
                                         OF CHICAGO, individually and
                                         as Syndication Agent and
                                         Co-Arranger


                                       By
                                          -------------------------------
                                          Title:



U.S. $24,200,000                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, individually and
                                         as Syndication Agent and
                                         Co-Arranger



                                       By
                                          -------------------------------
                                          Title:



U.S. $24,200,000                       NATIONSBANK OF TEXAS, N.A.,
                                         individually and
                                         as Documentation Agent and
                                         Co-Arranger



                                       By
                                          -------------------------------
                                          Title:

 COMMITMENTS:
 -----------

U.S. $15,000,000                       THE CHASE MANHATTAN BANK,
                                         individually and as Co-Agent



                                       By
                                          -------------------------------
                                          Title:



U.S. $15,000,000                       CREDIT LYONNAIS CHICAGO BRANCH,
                                         individually and as Co-Agent



                                       By
                                          -------------------------------
                                          Title:



U.S. $15,000,000                       CREDIT SUISSE, individually and
                                         as Co-Agent



                                       By
                                          -------------------------------
                                          Title:



                                       By
                                          -------------------------------
                                          Title:



U.S. $15,000,000                       DEUTSCHE BANK AG
                                         CHICAGO AND/OR CAYMAN ISLANDS
                                         BRANCHES, individually and
                                         as Co-Agent


                                       By
                                          -------------------------------
                                          Title:



                                       By
                                          -------------------------------
                                          Title:

U.S. $15,000,000                       THE SUMITOMO BANK, LIMITED,
                                         CHICAGO BRANCH
                                         individually and as Co-Agent



                                       By
                                          -------------------------------
                                          Title:



U.S. $15,000,000                       TORONTO DOMINION (TEXAS), INC.,
                                         individually and as Co-Agent



                                       By
                                          -------------------------------
                                          Title:



U.S. $10,000,000                       THE BANK OF TOKYO-MITSUBISHI, LTD.
                                         CHICAGO BRANCH



                                       By
                                          -------------------------------
                                          Title:



U.S. $10,000,000                       CITIBANK, N.A.



                                       By
                                          -------------------------------
                                          Title:



U.S. $10,000,000                       CAISSE NATIONALE DE CREDIT
                                         AGRICOLE



                                       By
                                          -------------------------------
                                          Title:

U.S. $10,000,000                       THE FUJI BANK, LIMITED



                                       By
                                          -------------------------------
                                          Title:



U.S. $10,000,000                       THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                         CHICAGO BRANCH



                                       By
                                          -------------------------------
                                          Title:



U.S. $10,000,000                       MELLON BANK, N.A.



                                       By
                                          -------------------------------
                                          Title:



U.S. $10,000,000                       THE NORTHERN TRUST COMPANY



                                       By
                                          -------------------------------
                                          Title:



U.S. $10,000,000                       PNC BANK, NATIONAL ASSOCIATION



                                       By
                                          -------------------------------
                                          Title:

U.S. $10,000,000                       UNION BANK OF SWITZERLAND,
                                         NEW YORK BRANCH


                                       By
                                          -------------------------------
                                          Title:



                                       By
                                          -------------------------------
                                          Title:


U.S. $10,000,000                       WACHOVIA BANK OF GEORGIA, N.A.



                                       By

                                          -------------------------------
                                          Title:




U.S. $10,000,000                       WELLS FARGO BANK, N.A.



                                       By
                                          -------------------------------
                                          Title:


===================

U.S. $300,000,000                      TOTAL

                                                 Exhibit 2.02 to
                                                 Credit Agreement dated
                                                 as of September 23, 1996



                                       FORM OF
                            NOTICE OF SYNDICATED BORROWING

                                      FACILITY B


Bank of America National Trust
  and Savings Association,
  as Administrative Agent for the
  Banks parties to the Credit
  Agreement referred to below
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Agency Administration Services
           Unit #5596

Ladies and Gentlemen:

         The undersigned, Allegiance Corporation, refers to the Credit Agreement, dated as of September 23, 1996 (the "Credit Agreement," the terms defined therein being used herein as therein defined), among Allegiance Corporation, the Banks parties thereto and Bank of America National Trust and Savings Association, as Administrative Agent, and hereby gives you notice, irrevocably, pursuant to SECTION 2.02 of the Credit Agreement that the undersigned hereby requests a Syndicated Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Syndicated Borrowing (the "Proposed Syndicated Borrowing") as required by
SECTION 2.02 of the Credit Agreement:

         (i) The Business Day of the Proposed Syndicated Borrowing is ____________ , 19__.

         (ii) The Type of Syndicated Advances comprising the Proposed Syndicated Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

         (iii)  The aggregate amount of the Proposed Syndicated Borrowing is $
__________.

         (iv) The Interest Period for each Syndicated Advance made as part of the Proposed Syndicated Borrowing is ____ months] [____ days].

         (v) The proceeds of the Proposed Syndicated Borrowing [will not be used, directly or indirectly, to purchase or carry Margin Stock] [will be used to purchase or carry Margin Stock. A duly completed Form FR U-l (OMB No. 7100-0115), executed by a duly authorized officer of the undersigned, accompanies this Notice of Syndicated Borrowing and sets forth thereon the relevant information with respect to the use of the proceeds of the Proposed Syndicated Borrowing].


                                       Very truly yours,

                                       ALLEGIANCE CORPORATION



                                       By:
                                          --------------------------------
                                          Title:

                                                 Exhibit 2.03 to
                                                 Credit Agreement dated
                                                 as of September 23, 1996


                                       FORM OF
                           NOTICE OF INTEREST RATE ELECTION

                                      FACILITY B


Bank of America National Trust
  and Savings Association,
  as Administrative Agent for the
  Banks parties to the Credit
  Agreement referred to below
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Agency Administration Services
           Unit #5596


Ladies and Gentlemen:

         The undersigned, Allegiance Corporation, refers to the Credit Agreement, dated as of September 23, 1996 (the "Credit Agreement," the terms defined therein being used herein as therein defined), among Allegiance Corporation, the Banks parties thereto and Bank of America National Trust and Savings Association, as Administrative Agent, and hereby gives you notice, irrevocably, pursuant to SECTION 2.03 of the Credit Agreement of an interest rate election, and in that connection sets forth below the information relating to the affected Syndicated Borrowing (the "Affected Syndicated Borrowing") as required by SECTION 2.03 of the Credit Agreement:

         (i)  The Affected Syndicated Borrowing is the following:

         (a) Type:_____________________________________________
         (b) Last Day of Present Interest Period:______________
         (c) Aggregate Amount: $_______________________________

         (ii) The portion of such Affected Syndicated Borrowing to be Converted is: $______________________.

         (iii) Business Day of the Conversion in respect of the Affected Syndicated Borrowing is ____________ , 19__.

         (iv)  Upon giving effect to the Conversion,

         (a) the portion of the Affected Syndicated Borrowing that is Converted shall be comprised of [Base Rate Advances] [Eurodollar Rate Advances], each having an Interest Period of __________________; and

         (b) the portion of the balance of the Affected Syndicated Borrowing shall continue to have the Type and Interest Period specified in clause (i) above.



                                       Very truly yours,

                                       ALLEGIANCE CORPORATION



                                       By:
                                          --------------------------------
                                          Title:

                                                 Exhibit 3.02 to
                                                 Credit Agreement dated
                                                 as of September 23, 1996


                        FORM OF COMPETITIVE BID QUOTE REQUEST

                                      FACILITY B


Bank of America National Trust
  and Savings Association,
  as Administrative Agent for the
  Banks parties to the Credit
  Agreement referred to below
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Agency Administration Services
           Unit #5596

Ladies and Gentlemen:

         The undersigned, Allegiance Corporation, refers to the Credit Agreement, dated as of September 23, 1996 (the "Credit Agreement," the terms defined therein being used herein as therein defined), among Allegiance Corporation, the Banks parties thereto and Bank of America National Trust and Savings Association, as Administrative Agent, and hereby gives you notice pursuant to SECTION 3.02 of the Credit Agreement that the undersigned requests Competitive Bid Quotes for the following proposed Competitive Bid Borrowing(s) (the "Proposed Borrowings"):

         (i)    The Business Day of the Proposed Borrowings is
____________, 19__.

         (ii) The Type of Advances with respect to which Competitive Bid Quotes are hereby requested are:

     Aggregate Principal        Type of       Interest Period
     Amount of Borrowing        Advances       for Advances
    -------------------        --------      ---------------




         (iii) Where the Type of Advance is specified to be a Eurodollar Bid Rate Advance, each quoting Bank is requested to quote a Competitive Bid Margin in relation to the Eurodollar Rate to be determined for the applicable Interest Period. Where the Type of Advance is specified to be an Absolute Rate Advance, each quoting Bank is requested to quote an Absolute Rate.

         (iv) The Administrative Agent is hereby requested to advise [all of the Banks] [the Banks specified below] of the request for Competitive Bid Quotes set forth herein.

          (v) The proceeds of the Proposed Borrowing [will not be used, directly or indirectly, to purchase or carry Margin Stock] [will be used to purchase or carry Margin Stock. A pro forma draft of the Form FR U-l (OMB No. 7100-0015) which will be executed and delivered by a duly authorized officer of the undersigned in the event that the undersigned issues a Notice of Competitive Bid Borrowing in connection with this Competitive Bid Quote Request accompanies this Competitive Bid Quote Request and sets forth thereon the relevant information with respect to the use of the proceeds of the Proposed Borrowing].


                              ALLEGIANCE CORPORATION



                              By:
                                 -------------------------------
                                 Title:

                                        Exhibit 3.04 to
                                        Credit Agreement dated
                                        as of September 23, 1996



                  FORM OF COMPETITIVE BID QUOTE

                            FACILITY B


Bank of America National Trust
  and Savings Association,
  as Administrative Agent for the
  Banks parties to the Credit
  Agreement referred to below
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Agency Administration Services
            Unit #5596

Ladies and Gentlemen:

          The undersigned refers to the Credit Agreement, dated as of September 23, 1996 (the "Credit Agreement," the terms defined therein being used herein as therein defined), among Allegiance Corporation, the Banks parties thereto and Bank of America National Trust and Savings Association, as Administrative Agent, and hereby notifies you of, and requests that you forward to Allegiance Corporation, on our behalf, pursuant to
SECTION 3.04 of the Credit Agreement, the following Competitive Bid Quotes on the following terms:

          (i)  Quoting Bank:
                            ---------------------------.

          (ii)  Person to contact at the Quoting Bank:

                    Name:
                         --------------------
                    Telephone:
                              ---------------
                    Telecopy:
                             ----------------
                    Telex:
                          -------------------

          (iii)  Proposed Borrowing Date:
                                          ----------------------.

          (iv) We hereby offer to make Competitive Bid Advances in the following principal amounts, for the following Interest
Periods and at the following rates:

     Principal      Interest     [Competitive     [Absolute
      Amount         Period      Bid Margin*]        Rate  ]
    ----------     ----------   -------------     -----------




- -------------------
* Specify whether the Competitive Bid Margin is to be added to or subtracted from the Eurodollar Rate applicable to such Interest Period.

PROVIDED that the aggregate principal amount with respect to which the Company may accept offers in connection with this Competitive Bid Quote shall not exceed $____________________.

          We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Competitive Bid Advance(s) for which any such offer is accepted, in whole or in part.

                              [NAME OF BANK]



Dated:                        By:
      ---------------------      -------------------------------
                                 Authorized Officer

                                        Exhibit 3.06 to
                                        Credit Agreement dated
                                        as of September 23, 1996



           FORM OF NOTICE OF COMPETITIVE BID BORROWING

                            FACILITY B


Bank of America National Trust
  and Savings Association,
  as Administrative Agent for the
  Banks parties to the Credit
  Agreement referred to below
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Agency Administration Services
            Unit #5596

Ladies and Gentlemen:

          The undersigned, Allegiance Corporation, refers to the Credit Agreement, dated as of September 23, 1996 (the "Credit Agreement," the terms defined therein being used herein as therein defined), among Allegiance Corporation, the Banks parties thereto and Bank of America National Trust and Savings Association, as Administrative Agent, and hereby gives you notice, irrevocably, pursuant to SECTION 3.06 of the Credit Agreement that the undersigned requests a Competitive Bid Borrowing under the Credit Agreement and in that connection sets forth below the information relating to such Competitive Bid Borrowing (the "Proposed Borrowing") as required by SECTION 3.06 of the Credit Agreement:

          (i)  The Business Day of the Proposed Borrowing is
_________________, 19__.


          (ii) The aggregate principal amount of Competitive Bid Advances, the Types thereof and the Interest Periods therefor that have been offered to the undersigned by Banks submitting Competitive Bid Quotes and that by this notice are hereby accepted, subject to the terms and conditions of the Credit Agreement, are set forth below:

     Aggregate Principal        Type of        Interest
     Amount of Borrowing        Advance         Period
     -------------------        -------        --------





          (iii) The undersigned acknowledges and agrees that, by this notice, it irrevocably accepts the offers made by the Banks which shall have submitted Competitive Bid Quotes to the extent that the principal amount offered by each such Bank, together with the principal amount offered by all other such Banks in connection therewith, does not exceed the respective amounts set forth above. As among such Banks, the offers made are accepted in the ascending order of Competitive Bid Margin or Absolute Rate, as the case may be.

          (iv) The proceeds of the Proposed Borrowing [will not be used, directly or indirectly, to purchase or carry Margin Stock] [will be used to purchase or carry Margin Stock. A duly completed Form FR U-l (OMB No. 7100-0115), executed by a duly authorized officer of the undersigned, accompanies this Notice of Competitive Bid Borrowing and sets forth thereon the relevant information with respect to the use of the proceeds of the Proposed Borrowing].

                              ALLEGIANCE CORPORATION



                              By:
                                 -------------------------------
                                 Title:

                                        Exhibit 4.16(a) to
                                        Credit Agreement dated
                                        as of September 23, 1996



                     FORM OF SYNDICATED NOTE

                            FACILITY B


$                                                   , 1996
 ------------                            -----------

          FOR VALUE RECEIVED, the undersigned, Allegiance Corporation, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ______________ (the "Bank") for the account of its Applicable Lending Office (as defined in the Credit Agreement, as hereinafter defined) on the Termination Date (as defined in the Credit Agreement) the principal amount of each Syndicated Advance (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each Syndicated Advance from the date of such Syndicated Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to Bank of America National Trust and Savings Association, as Administrative Agent, not later than 12:00 noon (Chicago time) on the date when due at 1850 Gateway Boulevard, Concord, California 94520, in same day funds. All Syndicated Advances made by the Bank to the Borrower, the respective Interest Periods therefor, all Conversions thereof, and all payments made on account of principal thereof, shall be recorded by the Bank and shall be endorsed on the grid attached hereto (which is part of this Syndicated Note) prior to any transfer of this Syndicated Note. Failure by the Bank to record on this Syndicated Note any Syndicated Advance or payment shall not relieve the Borrower of any obligation with respect to such Syndicated Advance or payment.

          This Syndicated Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement (the "Credit Agreement") dated as of September 23, 1996 among the Borrower, the Bank, the other banks referred to therein and Bank of America National Trust and Savings Association, as Administrative Agent. The Credit Agreement, among other things,
(i) provides in ARTICLE II thereof for the making and maintaining of advances ("Syndicated Advances") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Bank's Commitment (as defined in the Credit Agreement) and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Syndicated Note shall be governed by, and construed in accordance with, the internal laws (as distinguished from the conflicts of laws rules) of the State of Illinois.

                              ALLEGIANCE CORPORATION



                              By:
                                 -----------------------------
                                 Title:

                                             Syndicated Note Grid



          ADVANCES, MATURITIES AND PAYMENTS OF PRINCIPAL

- ------------------------------------------------------------------
                                   Amount of
      Amount            Conversion Principal   Unpaid
        of      Type of     of      Paid or   Principal  Notation
Date  Advance   Advance   Advance   Prepaid    Balance    Made By
- ------------------------------------------------------------------

- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
- ------------------------------------------------------------------
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

                                        Exhibit 4.16(b) to
                                        Credit Agreement dated
                                        as of September 23, 1996



                   FORM OF COMPETITIVE BID NOTE

                            FACILITY B

                                     , 1996
                          -----------


          FOR VALUE RECEIVED, the undersigned, Allegiance Corporation, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _______________ (the "Bank") for the account of its Applicable Lending Office (as defined in the Credit Agreement, as hereinafter defined) the principal amount of each Competitive Bid Advance (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement on the last day of the Interest Period (as defined in the Credit Agreement) for such Competitive Bid Advance. The Borrower promises to pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to Bank of America National Trust and Savings Association, as Administrative Agent, not later than 12:00 noon (Chicago time) on the date when due at 1850 Gateway Boulevard, Concord, California 94520, in same day funds. All Competitive Bid Advances made by the Bank to the Borrower, and the respective maturities thereof, and all payments made on account of principal thereof, shall be recorded by the Bank and shall be endorsed on the grid attached hereto (which is part of this Competitive Bid Note) prior to any transfer of this Competitive Bid Note. Failure by the Bank to record on this Competitive Bid Note any Competitive Bid Advance or payment shall not relieve the Borrower of any obligation with respect to such Competitive Bid Advance or payment.

          This Competitive Bid Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement (the "Credit Agreement") dated as of September 23, 1996, among the Borrower, the Bank, the other banks referred to therein and Bank of America National Trust and Savings Association, as Administrative Agent. The Credit Agreement, among other things,
(i) provides in ARTICLE III thereof for the making and maintaining of advances ("Competitive Bid Advances") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the aggregate Commitment (as defined in the Credit Agreement) of all banks parties to the Credit Agreement and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Competitive Bid Note shall be governed by, and construed in accordance with, the internal laws (as distinguished from the conflicts of laws rules) of the State of Illinois.

                              ALLEGIANCE CORPORATION



                              By:
                                 ----------------------------------
                                 Title:

                                            Competitive Note Grid



          ADVANCES, MATURITIES AND PAYMENTS OF PRINCIPAL

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      Amount             Maturity  Principal   Unpaid
        of      Type of     of      Paid or   Principal  Notation
Date  Advance   Advance   Advance   Prepaid    Balance    Made by
- ------------------------------------------------------------------------

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

                                        Exhibit 5.01(a)(v)(A) to
                                        Credit Agreement dated
                                        as of September 23, 1996



                             FORM OF
               OPINION OF COUNSEL FOR THE BORROWER

                            FACILITY B

                              [Date]


To each of the Banks parties
  to the Credit Agreement
  described below, and to
  Bank of America National
  Trust and Savings Association,
  as Administrative Agent

Ladies and Gentlemen:

          This opinion is furnished to you pursuant to
Section 5.01(a)(v)(A) of the Credit Agreement dated as of September 23, 1996 (the "Credit Agreement") among Allegiance
Corporation (the "Borrower"), the Banks parties thereto, and Bank of America National Trust and Savings Association, as
Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined.

          I am General Counsel of the Borrower. I have acted as counsel for the Borrower in connection with the preparation, execution and delivery of the Credit Agreement.

          In that connection I have examined:

          (1)  The Credit Agreement.

          (2) The Certificate of Incorporation of the Borrower and all amendments thereto (the "Charter").

          (3) The by-laws of the Borrower and all amendments thereto (the "By-laws").

          (4) Certificates of the Secretaries of State of Delaware, dated ________________, 1996, and Illinois, dated
__________, 1996, each attesting to the continued corporate existence and good standing of the Borrower in such State.

          (5) All of the other documents furnished by the Borrower pursuant to Section 5.01 of the Credit Agreement.

          I have also examined the originals, or copies certified to my satisfaction, of the documents listed in a certificate of the chief financial officer of the Borrower, dated the date hereof (the "Certificate") and attached hereto as Exhibit A, certifying that the documents listed in such certificate are all of the indentures, loan or credit agreements, leases, mortgages, security agreements, bonds, notes and other agreements or instruments, and all of the orders, writs, judgments, awards, injunctions and decrees, which affect or purport to affect the Borrower's right to borrow money or the Borrower's obligations under the Credit Agreement or the Notes. In addition, I have examined the originals, or copies certified to my satisfaction, of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower, and agreements, instruments and documents, as I have deemed necessary as a basis for the opinions hereinafter expressed. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Borrower or its officers or of public officials. I have assumed the due execution and delivery, pursuant to due authorization, of the Credit Agreement by the Banks and the Administrative Agent. Based upon the foregoing, I am of the opinion that:

          1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which the failure so to qualify would have a material adverse effect on the business, properties, assets, operations or condition (financial or otherwise) of the Borrower.

          2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the By-laws or (ii) any law, rule or regulation applicable to the Borrower or (iii) any contractual or legal restriction binding on or affecting the Borrower contained in any document, order, writ, judgment, award, injunction or decree listed in the Certificate or, to the best of my knowledge, contained in any other similar document or any other order, writ, judgment, award, injunction or decree. The Credit Agreement and the Notes have been duly executed and delivered on behalf of the Borrower. If a Borrowing were to occur on this date in accordance with the terms of the Credit Agreement, and assuming the statements made in
SECTION 6.01(h) of the Credit Agreement remained true and correct after giving effect to the application of the proceeds of such Borrowing, such Borrowing would not violate Regulation U or X of the Board of Governors of the Federal Reserve System.

          3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery and performance by the Borrower of the Credit
Agreement and the Notes.

          4. There is no pending or, to the best of my knowledge, threatened action or proceeding against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which is likely to have a materially adverse effect upon the financial condition or operations of the Borrower or any of its Subsidiaries or which purports to affect the legality, validity or enforceability of the Credit Agreement or the Notes.

          5.  The Borrower is not (i) an "investment company,"
(ii) a company "controlled" by an "investment company" which is registered under the Investment Company Act of 1940, as amended, or (iii) to the best of my knowledge, a company "controlled" by any other "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          I express no opinion as to (i) Sections 4.17 and 10.05 of the Credit Agreement insofar as they provide that any Bank purchasing a participation from another Bank pursuant thereto may exercise set-off or similar rights with respect to such participation or that any Affiliate of a Bank may exercise set-off or similar rights with respect to such Bank's claims under the Credit Agreement or the Notes, (ii) Section 4.15(c) or 10.04(c) insofar as those Sections may be construed as requiring that the Borrower indemnify any Bank or the Administrative Agent with respect to any claim, damage, liability or expense incurred as a result of any violation of law by such Bank or the Administrative Agent, and (iii) the effect of the law of any jurisdiction other than the State of Illinois wherein any Bank may be located or wherein enforcement of the Credit Agreement or the Notes may be sought which limits the rates of interest legally chargeable or collectible.

          I am aware that Sidley & Austin will rely upon this opinion in rendering their opinion furnished pursuant to
Section 5.01 of the Credit Agreement.

          This opinion is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond the matters expressly set forth herein. This opinion speaks as of the date hereof and I assume no obligation to supplement the foregoing opinion if any applicable laws change after the date hereof or if I become aware of any facts which might change such opinion after the date hereof. The opinions expressed herein are being delivered to you in connection with the transactions described hereinabove and are solely for your benefit in connection with the transactions described hereinabove and may not be relied on in any manner or for any purpose by any other person, nor any copies published, communicated or otherwise made available in whole or in part to any other person or entity without my specific prior written consent, except that you may furnish copies thereof (i) to any of your permitted successors and assigns (including prospective assignees and participants) in respect of the Credit Agreement and the Syndicated Notes, (ii) to your independent auditors and attorneys, (iii) upon the request of any state or federal authority or official having regulatory jurisdiction over you, and (iv) pursuant to order or legal process of any court or governmental agency.

                              Very truly yours,

                                        Exhibit 5.01(a)(v)(B)
                                        Credit Agreement dated as
                                        of September 23, 1996


                             FORM OF
                    OPINION OF SIDLEY & AUSTIN

                            FACILITY B

[Date]

 To the Banks parties to the Credit
   Agreement and Listed on Schedule I hereto:

 Ladies and Gentlemen:

          We have acted as special counsel to Allegiance Corporation (the "Borrower") in connection with the preparation, execution and delivery of the Credit Agreement dated as of September 23, 1996 (the "Credit Agreement") among the Borrower, the banks parties thereto (the "Banks"), and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent"). All capitalized terms used in this opinion shall have the meanings attributed to them in the Credit Agreement.

          In that connection we have reviewed the following documents:

          (1) Counterparts of the Credit Agreement, purportedly executed by each of the parties thereto;

          (2) The Syndicated Notes, executed by the Borrower and payable to the order of each of the Banks;

          (3)  The Competitive Bid Notes, executed by the
Borrower and payable to the order of each of the Banks; and

          (4) The opinion of William Feather, General Counsel of the Borrower, and the other documents furnished by the Borrower pursuant to Section 5.01 of the Credit Agreement.

          In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the parties executing such documents, and the conformity to the originals of such documents submitted to us as copies. We have assumed that each of the Banks, the Administrative Agent and the Borrower has duly executed and delivered the Credit Agreement, in each case with all necessary power and authority (corporate and otherwise). To the extent that our opinions expressed below involve conclusions as to the matters set forth in the opinion of counsel referred to in item
(4) above, we have assumed without independent investigation the correctness of the opinions set forth therein (other than the opinion set forth in paragraph 4 thereof). In addition, we have assumed that there are no written or oral terms or conditions agreed to by the Borrower, and any or all of the Administrative Agent and/or any of the Banks which could vary the truth, completeness, correctness, validity or effect of the Credit Agreement or the Notes.

          Based upon the foregoing examination of documents and the assumptions set forth herein and upon such investigation as we have deemed necessary, we are of the opinion that, under the law of the State of Illinois, the Credit Agreement and the Notes are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

          Our opinion is subject to the following qualifications:


          (a) Our opinion is subject to the effect of applicable bankruptcy, insolvency, moratorium, receivership, reorganization or similar laws affecting the enforcement of creditors' rights generally and to the effect of general equitable principles (whether considered in a proceeding in equity or at law). In applying such principles, a court, among other things, might not allow a creditor to accelerate the maturity of a debt upon the occurrence of a default deemed immaterial or might decline to order a debtor to perform covenants. Such principles applied by a court might include a requirement that a creditor act with reasonableness and in good faith.

          (b) Our opinion is limited to the internal (as opposed to conflicts of laws) laws of the State of Illinois, and we do not express any opinion herein concerning any other law. Without limiting the generality of the forgoing, we express no opinion as to the effect upon the obligations of the Borrower of (i) any law of any jurisdiction other than the State of Illinois wherein any Bank may be located or wherein enforcement of the Credit Agreement or the Notes may be sought or (ii) the legal or regulatory status of any of the Banks or the authority of any of the Banks to conduct business in any jurisdiction.

          (d)  We express no opinion as to (i) Sections 4.17 and
10.05 of the Credit Agreement, insofar as they provide that any Bank purchasing a participation from another Bank pursuant thereto may exercise set-off or similar rights with respect to such participation or that any Affiliate of a Bank may exercise set-off or similar rights with respect to such Bank's claims under the Credit Agreement or the Notes or (ii) Section 4.15(c) or 10.04(c), insofar as those Sections may be construed as requiring that the Borrower indemnify any Bank or the Administrative Agent with respect to any claim, damage, liability or expense incurred as a result of any violation of law by such Bank or the Administrative Agent.

          This opinion is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond the matters expressly set forth herein. This opinion speaks as of the date hereof and we assume no obligation to supplement the foregoing opinion if any applicable laws change after the date hereof or if we become aware of any facts which might change such opinion after the date hereof. The opinions expressed herein are being delivered to you in connection with the transactions described hereinabove and are solely for your benefit in connection with the transactions described hereinabove and may not be relied on in any manner or for any purpose by any other person, nor any copies published, communicated or otherwise made available in whole or in part to any other person or entity without our specific prior written consent, except that you may furnish copies thereof (i) to any of your permitted successors and assigns (including prospective assignees and participants) in respect of the Credit Agreement and the Syndicated Notes, (ii) to your independent auditors and attorneys, (iii) upon the request of any state or federal authority or official having regulatory jurisdiction over you, and (iv) pursuant to order or legal process of any court or governmental agency.

                              Very truly yours,

                              [Sidley & Austin]

                                        Exhibit 7.01(g)(ii) to
                                        Credit Agreement dated
                                        as of September 23, 1996



                             FORM OF
              CERTIFICATE OF INDEPENDENT ACCOUNTANTS

                            FACILITY B

                              [Date]

Allegiance Corporation
1430 Waukegan Road
McGaw Park, Illinois  60085

Gentlemen:

          We have examined the consolidated balance sheet of Allegiance Corporation and subsidiaries as of December 31, 19__, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended, and have issued our report thereon dated ________, 19__ . Our examination was made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

          In connection with our examination, nothing came to our attention that caused us to believe that Allegiance Corporation is not in compliance with the covenants of Section 7.01(i) or 7.02(b) of the Credit Agreement dated as of September 23, 1996 among Allegiance Corporation, the Banks parties thereto, and Bank of America National Trust and Savings Association, as Administrative Agent. However, it should be noted that our examination was not directed primarily toward obtaining knowledge of such noncompliance.

                              Very truly yours,

                              [Price Waterhouse]

                                                 Exhibit 10.06 to
                                                 Credit Agreement
                                                 dated as of September 23, 1996


                                       FORM OF
                              ASSIGNMENT AND ACCEPTANCE

                              Dated ___________, 19__

    Reference is made to that certain Credit Agreement (Facility B) dated as of September 23, 1996 (the "Credit Agreement") among Allegiance Corporation, a Delaware corporation (the "Borrower"), certain "Banks" parties thereto, certain "Co-Arrangers" parties thereto and Bank of America National Trust and Savings Association, as administrative agent for the Banks (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

__________________ (the "Assignor") and ____________ (the "Assignee") agree as follows:

    1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement, including without limitation, such interest in the Assignor's Commitment [,] [and] the [Syndicated] Advances owing to the Assignor [, and the [Syndicated] Note[s] held by the Assignor]. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advance owing to the Assignee will be as set forth in Section 2 of Schedule 1.

    2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; [and] (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto [; and (iv) attaches the [Syndicated] Note[s] referred to in paragraph 1 above and requests that the Administrative Agent exchange such [Syndicated] Note[s] for [a] new Note[s] payable to the order of the Assignee [which, in the case of the Syndicated Note, shall be in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Syndicated Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto].

    3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with a copy of the Information Statement issued by the Borrower in connection with the filing of the Form 10, copies of the financial statements referred to in SECTION 7.01(g)(ii) of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank [and] (v) specifies as its Applicable Lending Offices and address for notices the offices set forth beneath its name on the signature pages hereof [and (vi) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of establishing complete exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement [and the Notes] or such other documents as are necessary to indicate that none of such payments shall be subject to United States withholding taxes by reason of the applicable tax treaty].(1)

    4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date (the "Effective Date") of this Assignment and Acceptance shall be the later to occur of the date of acceptance hereof by the Administrative Agent and the date that is specified in Section 3 of Schedule 1.

    5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent

- -------------------------
(1) If the Assignee is organized under the laws of a jurisdiction outside the United States.

provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

    6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement [and the Notes] in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility and utilization fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement [and the Notes] for periods prior to the Effective Date directly between themselves.

    7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

    IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

                                      Schedule 1
                                          to
                              Assignment and Acceptance
                                  Dated ______, 1996

SECTION 1.

    Percentage Interest:___________%

SECTION 2.

    Assignee's Commitment:   $_____________
    Aggregate Outstanding Principal
      Amount of Syndicated Advances
      owing to the Assignee  $_____________
    Aggregate Outstanding Principal
      Amount to Competitive Bid Advances
      owing to the Assignee  $_____________

    [A Syndicated Note payable to the order of the Assignee
                        Dated: __________, 19___
                                  Principal amount: _________]
    [A Syndicated Note payable to the order of the Assignor
                        Dated: __________, 19___
                                  Principal amount: _________]
    [A Competitive Bid Note payable to the order of the Assignee
                        Dated: __________, 19___
                                  Principal amount: _________]

SECTION 3.

    Requested Effective Date:(2) ______________________, 19___

                                       [NAME OF ASSIGNOR]

                                       By:
                                          ----------------------
                                          Title



- --------------------
(2) The actual Effective Date shall be determined in accordance with Section 4 of the Assignment and Acceptance Agreement.

                                       [NAME OF ASSIGNEE]

                                       By:
                                          ----------------------
                                          Title

                                       APPLICABLE LENDING OFFICES:

                                                 [Specify]

                                       ADDRESSES FOR PURPOSES OF
                                       NOTICE:

                                                 [Specify]

Accepted this _________ day
of ________, 19___

BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as
  Administrative Agent

By:
   ---------------------------
   Title:

[Acknowledge and Agreed this
____ day of ________, 19___

ALLEGIANCE CORPORATION

By:
   ---------------------------
   Title:](3)





- --------------------
(3)  If required by the terms of the Credit Agreement.

                                                 Schedule 1.01 to
                                                 Credit Agreement dated
                                                 as of September 23, 1996

                       LENDING OFFICE ADDRESSES

                       Domestic Lending        Eurocurrency Lending
      Bank                   Office                  Office
      ----             ----------------        --------------------

Bank of America        200 W. Jackson Blvd.    200 W. Jackson Blvd.
Illinois               9th Floor               9th Floor
                       Chicago, IL  60697      Chicago, IL  60697


The Bank of Tokyo-     227 W. Monroe Street    227 W. Monroe Street
Mitsubishi, Ltd.       Suite 2300              Suite 2300
Chicago Branch         Chicago, IL  60606      Chicago, IL  60606


Caisse Nationale       55 E. Monroe Street     55 E. Monroe Street
de Credit Agricole     Suite 4700              Suite 4700
                       Chicago, IL  60603      Chicago, IL  60603


The Chase              270 Park Avenue         270 Park Avenue
Manhattan Bank         New York, NY  10017     New York, NY  10017


Citibank, N.A.         1 Court Square          1 Court Square
                       7th Floor               7th Floor
                       Long Island, NY  11120  Long Island, NY  11120


Credit Lyonnais        227 W. Monroe Street    227 W. Monroe Street
Chicago Branch         Suite 3800              Suite 3800
                       Chicago, IL  60606      Chicago, IL  60606


Credit Suisse          12 E. 49th Street       12 E. 49th Street
                       New York, NY  10017     New York, NY  10017


Deutsche Bank AG       227 W. Monroe           31 W. 52nd Street
Chicago and/or         Suite 4350              New York, NY  10019
Cayman Islands         Chicago, IL  60606
Branches


The First National     One First National      One First National
Bank of Chicago        Plaza                   Plaza
                       Chicago, IL  60670      Chicago, IL  60670


The Fuji Bank,         225 W. Wacker Drive     225 W. Wacker Drive
Limited                Suite 2000              Suite 2000
                       Chicago, IL  60606      Chicago, IL  60606


The Industrial         227 W. Monroe Street    227 W. Monroe Street
Bank of Japan,         Suite 2600              Suite 2600
Limited                Chicago, IL  60606      Chicago, IL  60606
Chicago Branch

Mellon Bank, N.A.      3 Mellon Bank Center    3 Mellon Bank Center
                       Mail Code 153-2305      Mail Code 153-2305
                       Pittsburgh, PA  15258   Pittsburgh, PA  15258


Morgan Guaranty Trust  60 Wall Street          60 Wall Street
Company of New York    New York, NY  10260     New York, NY  10260


NationsBank of         901 Main Street         901 Main Street
Texas, N.A.            Dallas, TX  75202       Dallas, TX  75202


The Northern Trust     50 S. LaSalle Street    50 S. LaSalle Street
Company                Chicago, IL  60675      Chicago, IL  60675


PNC Bank,              500 W. Madison Street   500 W. Madison Street
National               Suite 3140              Suite 3140
Association            Chicago, IL  60661      Chicago, IL  60661


The Sumitomo Bank,     233 S. Wacker Drive     233 S. Wacker Drive
Limited, Chicago       Suite 4800              Suite 4800
Branch                 Chicago, IL  60606      Chicago, IL  60606


Toronto Dominion       909 Fannin Street       909 Fannin Street
(Texas), Inc.          17th Floor              17th Floor
                       Houston, TX  77010      Houston, TX  77010


Union Bank of          299 Park Avenue         299 Park Avenue
Switzerland, New       New York, NY  10171     New York, NY  10171
York Branch


Wachovia Bank of       191 Peachtree Street,   191 Peachtree Street
Georgia, N.A.          N.E.                    N.E.
                       Atlanta, GA  30303      Atlanta, GA  30303


Wells Fargo Bank,     201 Third Street         201 Third Street
N.A.                  MAC 0187-081             MAC 0187-081
                      San Francisco, CA  94103 San Francisco, CA  94103